                                                                    Exhibit 10.1

            ========================================================

                           REVOLVING CREDIT AGREEMENT

                            dated as of June 28, 2001

                                      among

                         CARRAMERICA REALTY CORPORATION,
                                  as Borrower,

                            THE CHASE MANHATTAN BANK,
               as Bank and as Administrative Agent for the Banks,

                          J.P. MORGAN SECURITIES INC.,
             as Lead Arranger, Exclusive Advisor and Sole Bookrunner

                              BANK OF AMERICA, N.A.
                              as Syndication Agent

                         PNC BANK, NATIONAL ASSOCIATION,
                             as Documentation Agent

                        COMMERZBANK AG, NEW YORK BRANCH,
                             as Documentation Agent

                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent

             AND THE BANKS LISTED IN THE REVOLVING CREDIT AGREEMENT

                           REVOLVING CREDIT AGREEMENT


                  REVOLVING CREDIT AGREEMENT, dated as of June 28, 2001, among CARRAMERICA REALTY CORPORATION, as Borrower (together with its permitted successors, the "Borrower"), THE CHASE MANHATTAN BANK, as Bank and as
                 --------
Administrative Agent for the Banks (together with its successors and assigns, the "Administrative Agent"), J.P. MORGAN SECURITIES INC., as Lead Arranger,
     --------------------
Exclusive Advisor and Sole Bookrunner (together with its successors and assigns, "J.P. Morgan"), BANK OF AMERICA, N.A., as Syndication Agent, PNC BANK, NATIONAL
 -----------
ASSOCIATION, as Documentation Agent, COMMERZBANK AG, NEW YORK BRANCH, as Documentation Agent, FIRST UNION NATIONAL BANK, as Documentation Agent and the BANKS listed on the signature pages hereof (the "Banks").
                                                 -----

                  The parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1       Definitions.  The following terms, as used
                                    -----------
herein, have the following meanings:

                  "Absolute Rate Auction" means a solicitation of Money Market
                   ---------------------
Quotes setting forth Money Market Absolute Rates pursuant to Section 2.3.

                  "Adjusted Annual EBITDA" means Annual EBITDA, less CapEx.
                   ----------------------

                  "Adjusted London Interbank Offered Rate" has the meaning set
                   --------------------------------------
forth in Section 2.7(b).

                  "Administrative Agent" means The Chase Manhattan Bank in its
                   --------------------
capacity as Administrative Agent for the Banks hereunder, and its successors in such capacity.

                  "Administrative Questionnaire" means, with respect to each
                   ----------------------------
Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

                  "Affiliate" means, with respect to a Person, an entity in
                   ---------
which such Person owns, directly or indirectly, 10% or more of the ownership or equity interests.

                  "Agreement" means this Revolving Credit Agreement as the same
                   ---------
may from time to time hereafter be modified, supplemented or amended.

                  "Alternate Base Rate" means, for any day, a rate per annum
                   -------------------
equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                  "Alternate Base Rate Loan" means a Committed Loan to be made
                   ------------------------
by a Bank with reference to the Alternate Base Rate in accordance with the applicable Notice of Committed Borrowing or pursuant to Article VIII.

                  "Annual EBITDA" means, the product of (i) EBITDA, measured as
                   -------------
of the last day of the immediately preceding calendar quarter, and (ii) four
(4).

                  "Applicable Interest Rate" means the lesser of (x) the rate at
                   ------------------------
which the interest rate applicable to any floating rate indebtedness could be fixed, at the time of calculation, by the applicable Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), and (y) the rate at which the interest rate applicable to such floating rate indebtedness is actually capped, at the time of calculation, if such Borrower has entered into an interest rate cap agreement with respect thereto.

                  "Applicable Lending Office" means, with respect to any Bank,
                   -------------------------
(i) in the case of its Alternate Base Rate Loans, its Domestic Lending Office,
(ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and
(iii) in the case of its Money Market Loans, its Money Market Lending Office.

                  "Applicable Margin" means, with respect to each Loan, the
                   -----------------
respective percentages per annum determined based on the range into which the Borrower's Credit Rating then falls, in accordance with the following table. Borrower must have two Investment Grade Ratings, one of which must be from Moody's or S&P. Any change in Borrower's Investment Grade Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin as of the date of such Credit Rating change. In the event that Borrower receives two (2) Investment Grade Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two (2) Investment Grade Ratings, at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event Borrower receives more than two (2) ratings (from S&P, Moody's or Fitch) and such ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two highest ratings; provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's.

                               Applicable
Range of Borrower's            Margin for                     Applicable
Credit Rating                  Alternate Base Rate            Margin for Euro
(S&P/Moody's                   Loans                          Dollar Loans
Ratings)                       (% per annum)                  (% per annum)
--------------------           --------------------           ---------------

BBB-/Baa3                                 0                            .80

BBB/Baa2                                  0                            .70

BBB+/Baa1                                 0                            .55



                  The Applicable Margin after Borrower loses its Investment Grade Rating, shall, as of the date of such Credit Rating change, be as follows:

                      Applicable
                      Margin for                      Applicable
                      Alternate Base Rate             Margin for Euro
                      Loans                           Dollar Loans
                      (% per annum)                   (% per annum)
                      ------------                    -------------

                               0                           1.175

                  Administrative Agent shall notify the Banks in writing promptly after it obtains knowledge of any change in

Borrower's Investment Grade Rating which shall effect a change in the Applicable Margin.

                  "Bank" means each bank listed on the signature pages hereof,
                   ----
each Eligible Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank" shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), has the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

                  "Bank Notes" means the promissory notes of Borrower, each
                   ----------
substantially in the form of Exhibit A-1 hereto, evidencing the obligation of
                             -----------
Borrower to repay the Loans, and "Bank Note" means any one of such promissory
                                  ---------
notes issued hereunder.

                  "Bankruptcy Code" means Title 11 of the United States Code,
                   ---------------
entitled "Bankruptcy," as amended from time to time, and any successor statute or statutes.

                  "Benefit Arrangement" means at any time an employee benefit
                   -------------------
plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Borrower" has the meaning set forth in the recitals hereof.
                   --------

                  "Borrowing" means a borrowing hereunder consisting of Loans
                   ---------
made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Domestic Borrowing" if such Loans are Alternate Base Rate Loans, a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans or a "Money Market Borrowing" if such Loans are Money Market Loans.

                  "Borrowing Base Entities" means collectively, the Borrower and
                   -----------------------
the Guarantor.

                  "CapEx" means an amount equal to the greater of (i) Capital
                   -----
Expenditures for the immediately preceding two consecutive calendar quarters, annualized, and (ii) $1.50 per square foot per annum for each Real Property Asset owned or ground leased by any Consolidated Entity as of the last day of the immediately preceding calendar quarter. For Minority Holdings of any Consolidated Entity, CapEx shall be determined on a pro rata basis based upon such Consolidated Entity's ownership interest.

                  "Capital Expenditures" means, for any period, the sum of all
                   --------------------
expenditures (whether paid in cash or accrued as a liability) by the Consolidated Entities, as applicable, which are capitalized on the consolidated balance sheet of the Consolidated Entities in conformity with GAAP, but less all expenditures made with respect to the acquisition by the Consolidated Entities and their Consolidated Subsidiaries of any interest in real property within nine months after the date such interest in real property is acquired. For Minority Holdings of any Consolidated Entity, Capital Expenditures shall be determined on a pro rata basis based upon such Consolidated Entity's ownership interest.

                  "Cash or Cash Equivalents" means (i) cash, (ii) direct
                   ------------------------
obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 by Moody's and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities, (iv) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's, and/or guaranteed by an Aa rating by Moody's, an AA rating by S&P, or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an

AA rating by S&P, an Aa2 rating by Moody's, or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, and (viii) real estate loan pool participations, guaranteed by an entity with an AA rating given by S&P or an Aa2 rating given by Moody's, or better rated credit.

                  "Chase" means The Chase Manhattan Bank, its successors and
                   -----
assigns.

                  "Closing Date" means the date on which the Administrative
                   ------------
Agent shall have received the documents specified in or pursuant to Section 3.1.

                  "Commitment" means, with respect to each Bank, the amount
                   ----------
committed by such Bank pursuant to this Agreement with respect to any Loans, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11. The initial aggregate amount of the Banks' Commitment is $500,000,000.

                  "Committed Borrowing" has the meaning set forth in Section
                   -------------------
1.3.

                  "Committed Loan" means a Loan made by a Bank pursuant to
                   --------------
Section 2.1; provided that, if any such Loan or Loans (or portions thereof) are
             --------
combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from
 --------------
such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                  "Consolidated Entities" means at any date the Borrowing Base
                   ---------------------
Entities and each of their Consolidated Subsidiaries.

                  "Consolidated Subsidiary" means, at any date, any Subsidiary
                   -----------------------
or other entity which is consolidated with either

Borrowing Base Entity (or both), as applicable, in accordance with GAAP.

                  "Consolidated Tangible Net Worth" means at any date the
                   -------------------------------
consolidated stockholders' equity of Borrower (determined on a book basis), less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible
                    -----------------
assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of all write-ups subsequent to December 31, 2000 in the book value of any asset owned by any Consolidated Entity and (ii) goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

                  "Contingent Obligation" as to any Person means, without
                   ---------------------
duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any non-recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person and (iii)any specific performance contract or obligation to acquire real property upon completion of construction or certificate of occupancy (a "Forward Purchase Contract"),
                                             -------------------------
whether or not that obligation is required to be shown on that Person's GAAP financial statements or footnotes. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower required to be delivered pursuant to
Section 5.1 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to such Person), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that the other Person has delivered Cash or Cash Equivalents to secure all or any part of its guaranteed obligations, (ii) in the case of joint and several guarantees given by a Person in whom a Person owns an interest (which guarantees are non-recourse to the Person which owns such interest), to the extent the guarantees, in the aggregate, exceed 15% of total real estate investments, the amount in excess of 15% shall be deemed to be a Contingent Obligation of the Person which owns the interest), and (iii) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Debt of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

                  "Convertible Securities" means evidences of shares of stock,
                   ----------------------
limited or general partnership interests or other ownership interests, warrants, options, or other rights or securities which are convertible into or exchangeable for, with or without payment of additional consideration, common shares of beneficial interest of any Consolidated Entity or partnership interests of any Consolidated Entity, as the case may be, either immediately or upon the arrival of a specified date or the happening of a specified event.

                  "Credit Rating" means the ratings assigned by not less than
                   -------------
two of the Rating Agencies (at least one of which shall be S&P or Moody's) to Borrower's senior long-term unsecured indebtedness.

                  "Debt" of any Person means, without duplication, (A) as shown
                   ----
on such Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder,
(C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of a Person shall be deemed to include (i) with respect to partnerships, limited liability companies and corporations in which such Person, directly or indirectly, owns an interest, and which are consolidated on such Person's financial statements, all of the Debt of such entities and (ii) with respect to Minority Holdings, only such Person's pro rata share (such share being based upon such Person's percentage ownership interest as shown on such Person's annual audited financial statements) of the Debt of any Minority Holdings in which such Person, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to such Person.

                  "Debt Service" of any Person means, measured as of the last
                   ------------
day of each calendar quarter, an amount equal to the sum of (i) interest (whether accrued, paid or capitalized) actually payable on the Debt of such Person for such calendar quarter, plus (ii) scheduled payments of principal on such Debt, whether or not paid by such Person (excluding balloon payments) for such calendar quarter.

                  "Default" means any condition or event which constitutes an
                   -------
Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Lender" means a special purpose corporation that
                   -----------------
(i) shall have become a party to this Agreement pursuant to Section 9.6(d), and
(ii) is not otherwise a Bank.

                  "Designated Lender Notes" means promissory notes of the
                   -----------------------
Borrower, substantially in the form of Exhibit A-2 hereto, evidencing the obligation of the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under Section 9.6(d) hereof.

                  "Designating Lender" has the meaning set forth in Section
                   ------------------
9.6(d) hereof.

                  "Designation Agreement" means a designation agreement in
                   ---------------------
substantially the form of Exhibit G attached hereto, entered into by a Bank and a Designated Lender and accepted by the Administrative Agent.

                  "Domestic Business Day" means any day except a Saturday,
                   ---------------------
Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "Domestic Lending Office" means, as to each Bank, its office
                   -----------------------
located within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

                  "EBITDA" means, measured as of the last day of each calendar
                   ------
quarter, an amount equal to (i) total revenues relating to the Consolidated Entities' interest in all Real Property Assets and the Consolidated Entities' interest in Minority Holdings (including, without limitation, interest and other income), calculated in accordance with GAAP for such calendar quarter then ended (except that with respect to Minority Holdings, calculated in accordance with the

Consolidated Entities' pro rata interest in Minority Holdings), plus (ii)
                                                                ----
interest and other income of the Consolidated Entities, including, without limitation, real estate service revenues, for such period, less (iii) total
                                                           ----
operating expenses and other expenses relating to such Real Property Assets and to the Consolidated Entities' interest in Minority Holdings for such period (other than interest, income taxes, depreciation, amortization, and other non-cash items), pro rata, in accordance with such Consolidated Entities' interest in Minority Holdings, less (iv) total corporate operating expenses
                               ----
(including general overhead expenses) and other expenses of the Consolidated Entities and the Consolidated Entities' interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items), pro rata, in accordance with such Consolidated Entities' interest in Minority Holdings, for such period, without duplication.

                  "Eligible Assignee" means any of (a) a commercial bank
                   -----------------
organized under the laws of the United States or any State thereof or the District of Columbia and having total assets in excess of $1,000,000,000 calculated in accordance with GAAP, (b) a savings and loan association or savings bank organized under the laws of the United States or any State thereof or the District of Columbia and having total assets in excess of $1,000,000,000 calculated in accordance with GAAP, (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD") or a political subdivision of any such
                                  ----
country, and having total assets in excess of $1,000,000,000, calculated in accordance with GAAP, provided that such bank is acting at all times with respect to this Agreement through a branch or agency located in the United States of America and (d) a financial institution reasonably acceptable to Administrative Agent which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $500,000,000, calculated in accordance with GAAP.

                  "Environmental Affiliate" means any partnership, or joint
                   -----------------------
venture, trust or corporation in which an equity interest is owned by a Consolidated Entity, either directly or indirectly.

                  "Environmental Approvals" means any permit, license, approval,
                   -----------------------
ruling, variance, exemption or other authorization required under applicable Environmental Laws.

                  "Environmental Claim" means, with respect to any Person, any
                   -------------------
notice, claim, demand or similar communication (written or oral) by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from
(i) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned by such Person or
(ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which there is a reasonable likelihood of an adverse determination with respect thereto and which, if adversely determined, would have a Material Adverse Effect.

                  "Environmental Laws" means any and all federal, state, local
                   ------------------
and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or hazardous wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or hazardous wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
1974, as amended, or any successor statute.

                  "ERISA Group" means each of the Consolidated Entities, each of
                   -----------
their Subsidiaries and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Consolidated Entity or any Subsidiary of a Consolidated Entity, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "Euro-Dollar Borrowing" has the meaning set forth in Section
                   ---------------------
1.3.

                  "Euro-Dollar Business Day" means any Domestic Business Day on
                   ------------------------
which commercial banks are open for international business (including dealings in dollar deposits) in London.

                  "Euro-Dollar Lending Office" means, as to each Bank, its
                   --------------------------
office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

                  "Euro-Dollar Loan" means a Committed Loan to be made by a Bank
                   ----------------
with reference to the Adjusted London Interbank Offered Rate in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
                   ------------------------------
Section 2.7(b).

                  "Event of Default" has the meaning set forth in Section 6.1.
                   ----------------

                  "Existing Credit Agreement" means the Fourth Amended and
                   -------------------------
Restated Credit Agreement, dated as of August 27, 1998 among Borrower, Carr Realty, L.P., CarrAmerica Realty, L.P., Morgan Guaranty Trust Company of New York, as Bank and as Lead Agent and the Banks listed therein.

                  "Existing Fronting Bank" shall mean Morgan Guaranty Trust
                   ----------------------
Company of New York.

                  "Existing Letters of Credit" shall have the meaning set forth
                   --------------------------
in Section 2.18.

                  "Extension Date" has the meaning set forth in Subsection
                   --------------
2.9(b) hereof.

                  "Extension Fee" shall mean a fee in an amount equal to
                   -------------
twenty-five basis points (0.25%) due and payable on the aggregate amount of the Commitments on the date the Maturity

Date is extended pursuant to the terms of Subsection 2.9(b) hereof.

                  "Extension Notice" has the meaning set forth in Subsection
                   -----------------
2.9(b) hereof.

                  "Extension Option" has the meaning set forth in Subsection
                   ----------------
2.9(b) hereof.

                  "Facility Fee" has the meaning set forth in Section 2.8(a).
                   ------------

                  "Federal Funds Rate" means, for any day, the rate per annum
                   ------------------
(rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a
                                       --------
Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Chase on such day on such transactions by three Federal Funds brokers of recognized standing as determined by the Administrative Agent.

                  "Federal Reserve Board" means the Board of Governors of the
                   ---------------------
Federal Reserve System as constituted from time to time.

                  "Fixed Charge Coverage Ratio" means the ratio, calculated as
                   ---------------------------
of the end of each calendar quarter, of Adjusted Annual EBITDA to the sum of
(x)the product of (i) aggregate Debt Service of the Consolidated Entities for such calendar quarter and (ii) four (4), (y) the product of (i) dividends payable by the Borrower on preferred stock outstanding during such calendar quarter and (ii) four (4), and (z) the product of (i) distributions payable by the Guarantor on preferred partnership units outstanding during such calendar quarter and (ii) four (4).

                  "Fitch" means Fitch Rating Services, Inc. or any successor
                   -----
thereto.

                  "FMV Cap Rate" means 9%.
                   ------------

                  "Fronting Bank" shall mean (i) with respect to the Letters of
                   -------------
Credit, The Chase Manhattan Bank or such other Bank which has consented to be a Fronting Bank and which Borrower is notified by the Administrative Agent may be a Fronting Bank and which is designated by Borrower in its Notice of Borrowing as the Bank which shall issue a Letter of Credit with respect to such Notice of Borrowing and (ii) with respect to the Existing Letters of Credit, the Existing Fronting Bank.

                  "FFO" means "funds from operations," on a consolidated basis,
                   ---
defined to mean consolidated net income (loss) (computed in accordance with GAAP), excluding consolidated gains (or losses) from debt restructurings and sales of properties, plus depreciation and amortization.

                  "GAAP" means generally accepted accounting principles
                   ----
recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Group of Loans" means, at any time, a group of Loans
                   --------------
consisting of (i) all Committed Loans which are Alternate Base Rate Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Committed Loan of any
                                   --------
particular Bank is converted to or made as an Alternate Base Rate Loan pursuant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

                  "Guarantor" means CarrAmerica Realty, L.P., a Delaware limited
                   ---------
partnership, and its permitted successors.

                  "Guaranty" means that certain Guaranty of Payment, dated the
                   --------
date hereof, made by Guarantor in favor of Administrative Agent, as agent on behalf of the Banks.

                  "Hazardous Substances" means any toxic, radioactive, caustic
                   --------------------
or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

                  "Indemnitee" has the meaning set forth in Section 9.3(b).
                   ----------

                  "Interest Period" means: (1) with respect to each Euro-Dollar
                   ---------------
Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or the date of continuation or conversion specified in the Notice of Interest Rate Election, as the case may be, and ending one, two, three or, if available from all the Banks, six months thereafter, as Borrower may elect in the applicable Notice of Committed Borrowing or in the Notice of Interest Rate Election; provided that:
                                                      --------

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

                  (c) if any Interest Period includes a date on which a payment of principal of the Committed Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above; and

                  (d)      no Interest Period shall end after the Maturity Date.

(2) with respect to each Money Market LIBOR Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with
Section 2.3; provided that:
             --------

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

                  (c) if any Interest Period includes a date on which a payment of principal of the Committed Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

                  (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

(3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending such number of days thereafter (but not less than 14 days or more than 180 days) as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.3; provided that:
--------

                  (a) any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) if any Interest Period includes a date on which a payment of principal of the Committed Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

                  (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

                  "Internal Revenue Code" means the Internal Revenue Code of
                   ---------------------
1986, as amended, or any successor statute.

                  "Investment Grade Rating" means a rating for a Person's senior
                   -----------------------
long-term unsecured debt, or if no such rating has been issued, a "shadow" rating, of BBB- or better from S&P, and a rating or "shadow" rating of Baa3 or better from Moody's or a rating or "shadow" rating equivalent to the foregoing from Fitch. Any such "shadow" rating shall be evidenced by a letter from the applicable Rating Agency or by such other evidence as may be reasonably acceptable to the Required Banks.

                  "Invitation for Money Market Quotes" has the meaning set forth
                   ----------------------------------
in Section 2.3.

                  "Letter(s) of Credit" has the meaning provided in Section
                   -------------------
2.2(b).

                  "Letter of Credit Collateral" has the meaning provided in
                   ---------------------------
Section 6.4.

                  "Letter of Credit Collateral Account" has the meaning provided
                   -----------------------------------
in Section 6.4.

                  "Letter of Credit Documents" has the meaning provided in
                   --------------------------
Section 2.17.

                  "Letter of Credit Usage" means at any time the sum of (i) the
                   ----------------------
aggregate maximum amount available to be drawn under the Letters of Credit and the Existing Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to therein, and (ii) the aggregate amount of the Borrower's unpaid obligations under this Agreement in respect of the Letters of Credit and the Existing Letters of Credit.

                  "LIBOR Auction" means a solicitation of Money Market Quotes
                   -------------
setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.3.

                  "Lien" means, with respect to any asset, any mortgage, lien,
                   ----
pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Borrowing Base Entities or any of their respective Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means the loan or loans to be made to Borrower for the
                   ----
purposes set forth in Section 5.15 hereof which loan or loans shall be an Alternate Base Rate Loan, a Euro-Dollar Loan or a Money Market Loan and "Loans" means Alternate Base Rate Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

                  "Loan Documents" means this Agreement, the Guaranty, the
                   --------------
Notes, Letters of Credit, the Existing Letters of Credit and Letter of Credit Documents.

                  "London Interbank Offered Rate" has the meaning set forth in
                   -----------------------------
Section 2.7(b).

                  "Margin Stock" shall have the meaning provided such term in
                   ------------
Regulation U of the Federal Reserve Board.

                  "Material Adverse Effect" means a material adverse effect upon
                   -----------------------
(i) the business, operations, properties or assets of the Borrowing Base Entities, taken as a whole, or (ii) the ability of the Borrowing Base Entities, taken as a whole, to perform its obligations hereunder in all material respects, including to pay interest and principal.

                  "Material Plan" means at any time a Plan or Plans having
                   -------------
aggregate Unfunded Liabilities in excess of $5,000,000.

                  "Materials of Environmental Concern" means and includes
                   ----------------------------------
pollutants, contaminants, hazardous wastes, toxic and hazardous substances, petroleum and petroleum by-products.

                  "Maturity Date" shall mean, subject to the provisions of
                   -------------
Section 2.9(b), June 28, 2004.

                  "Maximum Total Debt Ratio" means the ratio as of the date of
                   ------------------------
determination of (i) the sum of the aggregate Debt of the Consolidated Entities and their Minority Holdings (pro rata, in accordance with the Consolidated Entities' interest in such Minority Holdings) at the time of determination to
(ii) the Tangible FMV.

                  "Minority Holdings" means partnerships, limited liability
                   -----------------
companies and corporations held or owned, directly or indirectly, by any Consolidated Entity which are not consolidated with such Consolidated Entity on such Consolidated Entity's financial statements.

                  "Money Market Absolute Rate" has the meaning set forth in
                   --------------------------
Section 2.3(d).

                  "Money Market Absolute Rate Loan" means a loan to be made by a
                   -------------------------------
Bank pursuant to an Absolute Rate Auction.

                  "Money Market Borrowing" has the meaning set forth in Section
                   ----------------------
1.3.

                  "Money Market Lending Office" means, as to each Bank, its
                   ---------------------------
Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time
                                           --------
to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money

Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

                  "Money Market LIBOR Loan" means a loan to be made by a Bank
                   -----------------------
pursuant to a LIBOR Auction (including such a loan bearing interest at the Alternate Base Rate pursuant to Section 2.3).

                  "Money Market Loan" means a Money Market LIBOR Loan or a Money
                   -----------------
Market Absolute Rate Loan.

                  "Money Market Margin" has the meaning set forth in Section
                   -------------------
2.3.

                  "Money Market Quote" means an offer by a Bank to make a Money
                   ------------------
Market Loan in accordance with Section 2.3.

                  "Money Market Quote Request" has the meaning set forth in
                   --------------------------
Section 2.3.

                  "Moody's" means Moody's Investors Service, Inc. or any
                   -------
successor thereto.

                  "Multiemployer Plan" means at any time an employee pension
                   ------------------
benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "Net Offering Proceeds" means all cash or other assets
                   ---------------------
received by any of the Consolidated Entities as a result of the sale of common stock, preferred stock, partnership interests, limited liability company interests, Convertible Securities or other ownership or equity interests in any of the Consolidated Entities less customary costs and discounts of issuance paid
                             ----
by such Consolidated Entities.

                  "Net Operating Cash Flow" means, as of any date of
                   -----------------------
determination, with respect to all Real Property Assets and Minority Holdings of the Consolidated Entities, the product of (A) in the case of all Real Property Assets of the

Consolidated Entities, Property Income for the previous quarter, and in the case of Minority Holdings, the Consolidated Entities' pro rata share based upon their percentage of ownership interests, but less (x) Property Expenses (or in the case of Minority Holdings, the Consolidated Entities' pro rata share thereof based upon their percentage of ownership interests) for the previous quarter and
(y) the greater of (i) Capital Expenditures which are not related to new construction for the previous quarter (or in the case of Minority Holdings, the Consolidated Entities' pro rata share thereof, based upon their percentage of ownership interests), and (ii) reserves for such quarter for Capital Expenditures of $0.375 per square foot per quarter for each Real Property Asset (or in the case of Minority Holdings, the Consolidated Entities' pro rata share thereof, based upon their percentage of ownership interests), and (B) four (4).

                  "Net Operating Income" means as of any date of determination
                   --------------------
with respect to any Real Property Asset, the product of (A) Property Income for the previous quarter, but less Property Expenses for the previous quarter and
(B) four (4).

                  "New Acquisition" has the meaning set forth in Section 5.15.
                   ---------------

                  "Non-Recourse Debt" means Debt of any Person on a consolidated
                   -----------------
basis for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

                  "Notes" means collectively, Bank Notes and any Designated
                   -----
Lender Notes.

                  "Notice of Borrowing" means a Notice of Committed Borrowing
                   -------------------
(as defined in Section 2.2 and 2.3) or a Notice of Money Market Borrowing (as defined in Section 2.3(f)).

                  "Notice of Interest Rate Election" has the meaning set forth
                   --------------------------------
in Section 2.15 hereof.

                  "Obligations" means all obligations, liabilities and
                   -----------
indebtedness of every nature of the Borrowing Base Entities, from time to time owing to any Bank under or in connection with this Agreement, the Guaranty or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the Letter of Credit Usage at such time, plus (iii) the outstanding principal amount of any Money Market Loans at such time.

                  "Outstanding Balance" means the sum of (i) the aggregate
                   -------------------
outstanding and unpaid principal balance of all Committed Loans (ii) the aggregate outstanding and unpaid principal balance of all Money Market Loans and
(iii) the Letter of Credit Usage.

                  "Parent" means, with respect to any Bank, any Person
                   ------
controlling such Bank.

                  "Participant" has the meaning set forth in Section 9.6(b).
                   -----------

                  "PBGC" means the Pension Benefit Guaranty Corporation or any
                   ----
entity succeeding to any or all of its functions under ERISA.

                  "Permitted Liens" means (a) Liens in favor of either or both
                   ---------------
of the Borrowing Base Entities on all or any part of the assets of Subsidiaries of the Borrowing Base Entities (collectively, "Intercompany Liens"), provided
                                               ------------------
that (i) the Debt to which such Intercompany Lien relates is held by either or both of the Borrowing Base Entities, (ii) such Debt is not otherwise pledged or encumbered and (iii) no more than 25% of the Unencumbered Asset Pool Properties Value may be subject to any such Intercompany Liens; (b) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (c) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (d) Liens on property of any Consolidated Entity or any Subsidiary of any Consolidated Entity in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (e) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the applicable Consolidated Entity thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the applicable Consolidated Entity; (f) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (g)Liens not otherwise permitted by this definition and incurred in the ordinary course of business by any Consolidated Entity or any Subsidiary with respect to obligations which do not exceed $2,000,000 in principal amount in the aggregate at any one time outstanding; (h) Liens existing on the date of this Agreement which have been disclosed on Schedule
                                                                    --------
4.28; (i) the interests of lessees and lessors under leases of real or personal
----
property made in the ordinary course of business which would not have a material adverse effect on any Consolidated Entity taken as a whole; and (j) judgment and attachment Liens not giving rise to an Event of Default.

                  "Person" means an individual, a corporation, a limited
                   ------
liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan
                   ----
(other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Prime Rate" means the rate of interest publicly announced by
                   ----------
Chase in New York City from time to time as its Prime Rate.

                  "Property Expenses" means, when used with respect to any Real
                   -----------------
Property Asset, the costs of maintaining and operating such Real Property Asset, calculated in accordance with GAAP, which are the responsibility of the owner thereof and that are not paid directly by the tenant thereof, including, without limitation, real estate taxes, insurance, repairs and maintenance, but provided that if such tenant is more than 60 days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs.

                  "Property Income" means, when used with respect to any Real
                   ---------------
Property Asset, rents and other revenues earned in accordance with GAAP, in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than the paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent).

                  "Qualified Development Property" means any Unencumbered Asset
                   ------------------------------
Pool Property which is under construction and which, in accordance with GAAP, has not yet been placed into service, but as to which not less than 66.67% of net rentable leaseable area has been pre-leased to tenants other than tenants that are Affiliates of the Borrowing Base Entities, unless the same are approved by the Required Banks.

                  "Rating Agencies" means, collectively, S&P, Moody's and Fitch.
                   ---------------

                  "Real Property Assets" means as of any time, the real property
                   --------------------
assets (including interests in participating mortgages in which a Consolidated Entity's interest therein is characterized as equity according to GAAP) owned directly or indirectly by any Consolidated Entity at such time.

                  "Recourse Debt" means Debt of any Person on a consolidated
                   -------------
basis for which the right of recovery of the obligee thereof is not limited to recourse against specific assets securing such Debt, if any (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

                  "Reference Bank" means the principal London offices of Chase.
                   --------------

                  "Regulation U" means Regulation U of the Board of Governors of
                   ------------
the Federal Reserve System, as in effect from time to time.

                  "Required Banks" means, at any time Banks having at least 66
                   --------------
2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Committed Loans.

                  "Secured Debt" means Non-Recourse Debt that is secured by a
                   ------------
Lien.

                  "Solvent" means, with respect to any Person, that the fair
                   -------
saleable value of such Person's assets exceeds the Debts of such Person.

                  "Stabilized Real Property Assets" means, Real Property Assets
                   -------------------------------
in which 85% or more of the net leasable area has been leased to tenants which are not Affiliates of any Consolidated Entity.

                  "S&P" means Standard & Poor's Ratings Group, or any successor
                   ---
thereto.

                  "Subsidiary" means, with respect to a Person, any corporation,
                   ----------
partnership, limited liability company or other entity of which securities, partnership interests, member interests or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by such Person.

                  "Tangible FMV" means the sum of (x) (i) with respect to Real
                   ------------
Property Assets owned by the Consolidated Entities or Minority Holdings of a Consolidated Entity for a period of at least six months, the quotient of Net Operating Income with respect to such Real Property Assets determined as of the last day of the immediately preceding calendar quarter, less reserves for
                                                        ----
Capital Expenditures of $.50 per square foot per annum for each Real Property Asset owned as of the last day of such immediately preceding calendar quarter, divided by the FMV Cap Rate, and (ii) with respect to Real Property Assets owned by the Consolidated Entities or Minority Holdings of a Consolidated Entity for a period of less than six months, the purchase price of such Real Property Assets,
(y) with respect to any Qualified Development Properties, 40% of the costs incurred in connection therewith, and (z) Cash or Cash Equivalents of the Consolidated Entities only (for Minority Holdings of any Consolidated Entity, Tangible FMV shall be determined on a pro rata basis based upon such Consolidated Entity's ownership interest in such Minority Holdings).

                  "Term" has the meaning set forth in Section 2.9.
                   ----

                  "Treasury Rate" means, as of any date, a rate equal to the
                   -------------
annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Administrative Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten year maturities.

                  "Unencumbered Asset Pool Net Operating Cash Flow" means as of
                   -----------------------------------------------
any date of determination with respect to the Unencumbered Asset Pool Properties, the product of (A)

Property Income with respect to the Unencumbered Asset Pool Properties for the immediately preceding calendar quarter, but less (x) Property Expenses with respect to the Unencumbered Asset Pool Properties for the immediately preceding calendar quarter and (y) the greater of (i) Capital Expenditures which are not related to new construction for the immediately preceding calendar quarter and
(ii) reserves for such immediately preceding calendar quarter for Capital Expenditures of $0.375 per square foot per quarter for each Unencumbered Asset Pool Property, and (B) four (4). For purposes of Section 5.1(m) hereof, the calculation of Unencumbered Asset Pool Net Operating Cash Flow shall be made separately as to each Unencumbered Asset Pool Property.

                  "Unencumbered Asset Pool Minimum Debt Service Coverage Ratio"
                   -----------------------------------------------------------
means the ratio calculated as of the last day of each calendar quarter of (x) Unencumbered Asset Pool Net Operating Cash Flow, less (ii) CapEx to (y)(i) the product of (a) Debt Service on Unsecured Debt of the Borrowing Base Entities or their Consolidated Subsidiaries for such calendar quarter and (b) four (4).

                  "Unencumbered Asset Pool Properties" means, as of any date,
                   ----------------------------------
(i)Stabilized Real Property Assets (a) which are 100% owned in fee or leasehold by a Borrowing Base Entity or a Wholly Owned Subsidiary which are not subject to any Lien (other than Permitted Liens) and (b) in the case of an unencumbered Stabilized Real Property Asset owned in fee or leasehold by a Wholly Owned Subsidiary, such Wholly Owned Subsidiary does not have any Recourse Debt (other than Intercompany Liens that satisfy the limitations set forth in the definition of Permitted Liens), (ii) Real Property Assets owned in fee or leasehold by a Borrowing Base Entity or a Wholly Owned Subsidiary, which are not subject to any Lien (other than Permitted Liens) which are less than 85% leased to tenants (which shall include any space for which a lease termination payment has been made to the applicable Borrowing Base Entity or Wholly Owned Subsidiary for which such payment shall cover the rental of such space), provided such Real Property Assets do not exceed, in the aggregate, 20% of the Unencumbered Asset Pool Properties Value and (iii) Real Property Assets owned in fee or leasehold by a Borrowing Base Entity or a Wholly Owned Subsidiary which are not subject to any Lien (other than Permitted Liens) which are Qualified Development Properties, provided that such Real Property

Assets do not exceed, in the aggregate, 10% of the Unencumbered Asset Pool Properties Value.

                  "Unencumbered Asset Pool Properties Value" means the aggregate
                   ----------------------------------------
of (i) with respect to the Unencumbered Asset Pool Properties owned by a Borrowing Base Entity or a Wholly Owned Subsidiary for a period of at least six months, the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties less reserves for Capital Expenditures of $.50 per square foot per annum for each Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (ii) with respect to the Unencumbered Asset Pool Properties owned by a Borrowing Base Entity or a Wholly Owned Subsidiary for a period of less than six months, the lesser of (A) the quotient of (x) Net Operating Income with respect to the Unencumbered Asset Pool Properties less reserves for Capital Expenditures of $.50 per square foot per annum for each Unencumbered Asset Pool Property and (y) the FMV Cap Rate or (B) the purchase price of such Unencumbered Asset Pool Property, and (iii) with respect to any Qualified Development Properties, 40% of the costs incurred in connection therewith.

                  "Unencumbered Leverage Ratio" means the ratio, expressed as a
                   ---------------------------
percentage and calculated as of the end of each calendar quarter, of the aggregate amount of all Unsecured Debt (inclusive of the Loans) of the Borrowing Base Entities (and, if any Unencumbered Asset Pool Property is owned or leased by a Wholly Owned Subsidiary, such Wholly Owned Subsidiary) to the Unencumbered Asset Pool Properties Value as of the date of determination.

                  "Unfunded Liabilities" means, with respect to any Plan at any
                   --------------------
time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "United States" means the United States of America, including
                   -------------
the States and the District of Columbia, but excluding its territories and possessions.

                  "Unsecured Debt" means all Debt which is not secured by a
                   --------------
Lien.

                  "Unused Commitments" means an amount equal to all unadvanced
                   ------------------
funds (other than unadvanced funds in connection with any construction loan) which any third party is obligated to advance to a Person, pursuant to any loan document, written instrument or otherwise.

                  "Wholly Owned Subsidiary" means a corporation, partnership,
                   -----------------------
limited liability company or other entity in which all the ownership interests are owned, directly or indirectly, by either of the Borrowing Base Entities.

                  Section 1.2       Accounting Terms and Determinations. Unless
                                    -----------------------------------
otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of Borrower delivered to the Administrative Agent and the Banks; provided that, if Borrower notifies the Administrative
                     --------
Agent and the Banks that Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies Borrower that the Required Banks wish to amend Article V for such purpose), then Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Borrower and the Required Banks.

                  Section 1.3       Types of Borrowings. The term "Borrowing"
                                    -------------------
denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Committed Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing
                           ----
comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing"
                                                 ----
is a Borrowing under Section 2.1 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3).

                                   ARTICLE II

                                   THE CREDITS

                  Section 2.1       Commitments to Lend. Each Bank severally
                                    -------------------
agrees, on the terms and conditions set forth in this Agreement, to make the Committed Loans to Borrower and participate in Letters of Credit issued by the Fronting Bank on behalf of Borrower pursuant to this Section from time to time, but not more frequently than four times monthly, during the Term in amounts such that the sum of (i) the aggregate principal amount of Committed Loans by such Bank at any one time outstanding, plus (ii) such Bank's pro rata share of Letter
                                                        --------
of Credit Usage shall not exceed the amount of such Bank's Commitment (in no event shall a Bank's participation in a Money Market Loan reduce a Bank's Commitment). The aggregate amount of Committed Loans to be made hereunder together with the aggregate pro rata share of principal amount of Money Market Loans participated in by such Bank (or its Designated Bank) and the Letter of Credit Usage with respect to Borrower shall not exceed the aggregate Commitment. Each Committed Borrowing under this subsection (a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $1,000,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2(c)) and, other than with respect to Money Market Loans, shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed. Notwithstanding anything to the contrary, the number of new Borrowings shall be limited to four Borrowings per month and no more than ten Borrowings shall be outstanding at any time.

                  Section 2.2       Notice of Committed Borrowing. (a) The
                                    -----------------------------
Borrower shall give the Administrative Agent notice (a "Notice of Committed
                                                        -------------------
Borrowing") not later than 10:00 a.m. (New York City time) (x) one Domestic
---------
Business Day before each Alternate Base Rate Borrowing or (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                           (i)      the date of such Borrowing, which shall be a
Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)     the aggregate amount of such Borrowing,

                           (iii)    whether the Loans comprising such Borrowing
are to be Alternate Base Rate Loans or Euro-Dollar Loans, and

                           (iv)     in the case of a Euro-Dollar Borrowing, the
duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Borrower shall give the Administrative Agent, and the designated Fronting Bank, written notice in the event that it desires to have Letters of Credit (each, a "Letter of Credit") issued hereunder no later than
                            ----------------
10:00 a.m., New York City time, at least four (4) Domestic Business Days prior to the date of such issuance. Each such notice shall specify (i) the designated Fronting Bank, (ii) the aggregate amount of the requested Letters of Credit,
(iii) the individual amount of each requested Letter of Credit and the number of Letters of Credit to be issued, (iv) the date of such issuance (which shall be a Domestic Business Day), (v) the name and address of the beneficiary, (vi) the expiration date of the Letter of Credit (which in no event shall be later than twelve (12) months after the issuance of such Letter of Credit or thirty (30) days prior to the Maturity Date, whichever is earlier), (vii) the purpose and circumstances for which such Letter of Credit is being issued and (viii) the terms upon which each such Letter of Credit may be drawn down (which terms shall not leave any discretion to Fronting Bank). Each such notice may be revoked telephonically by the Borrower to the applicable Fronting Bank and the Administrative Agent any time prior to the date of issuance of the Letter of Credit by the applicable

Fronting Bank, provided such revocation is confirmed in writing by Borrower to the Fronting Bank and the Administrative Agent within one (1) Domestic Business Day by facsimile. No later than 10:00 a.m., New York City time, on the date that is four (4) Domestic Business Days prior to the date of issuance, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require the Fronting Bank to make a payment under the Letter of Credit; provided that Fronting Bank may, in its reasonable judgment, require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law. Any Letter of Credit issued hereunder shall provide that payment shall be made against a conforming draft on the same Domestic Business Day that such draft is presented provided such presentation is made to the Fronting Bank on or before 10:00 A.M. New York City time of such Domestic Business Day; if such presentation is made later than 10:00 A.M. New York City time, then payment shall be made against such conforming draft on the following Domestic Business Day. In determining whether to pay on such Letter of Credit or Existing Letter of Credit, as applicable, the Fronting Bank shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit or Existing Letter of Credit, as applicable, have been delivered and that they comply on their face with the requirements of that Letter of Credit or Existing Letter of Credit, as applicable.

                  Section 2.3       Money Market Borrowings.
                                    -----------------------
                  (a)      The Money Market Option. In addition to Committed
                           -----------------------
Borrowings pursuant to Section 2.1 and Section 2.2 hereof, the Borrower as set forth in this Section and provided that at the time Borrower shall have two Investment Grade Ratings (at least one of which shall be from S&P or Moody's) may request the Banks at any time or from time to time during the Term to make offers to make Money Market Loans to Borrower not to exceed, at such time, the lesser of (i) an amount equal to forty-five percent (45%) of the aggregate Commitments, and (ii) the aggregate Commitments, less all Loans then outstanding (excluding any Loans or any portion thereof to be repaid from the proceeds of such Money Market

Loans). Subject to the provisions of this Agreement, the Borrower may repay any outstanding Money Market Loan on any day which is a Euro-Dollar Business Day, in the case of a LIBOR Auction, or a Domestic Business Day in the case of an Absolute Rate Auction and any amounts so repaid may be reborrowed, up to the amount available under this Section 2.3 at the time of such Borrowing, until the Business Day next preceding the Maturity Date. Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the earlier to occur of (i) last day of the Interest Period applicable to such Borrowing or
(ii) the Maturity Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

                  (b)      Money Market Quote Request. When the Borrower wishes
                           --------------------------
to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by facsimile transmission a request for Money Market Quotes substantially in the form of Exhibit D hereto (a "Money
                                                 ---------            -----
Market Quote Request") so as to be received not later than 10:30 A.M. (New York
--------------------
City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                           (i)      the proposed date of Borrowing, which shall
be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                           (ii)     the aggregate amount of such Borrowing,
which shall be $10,000,000 or a larger multiple of $500,000,

                           (iii)    the duration of the Interest Period
applicable thereto, subject to the provisions of the definition of Interest Period, and

                           (iv)     whether the Money Market Quotes requested
are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for up to four Interest Periods in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days of any other Money Market Quote Request.

                  (c)      Invitation for Money Market Quotes. Promptly upon
                           ----------------------------------
receipt of a Money Market Quote Request, but no later than 1:00 p.m. (New York City time) on (i) the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, or (ii) the Domestic Business next preceding the date of the proposed Borrowing, the Administrative Agent shall send to the Banks by facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit E hereto (an "Invitation for Money Market Quotes"), which
            ---------             ----------------------------------
shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

                  (d)      Submission and Contents of Money Market Quotes.
                           ----------------------------------------------
(i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:00 A.M. (New York City time) on the proposed date of Money Market Borrowing, in the case of an Absolute Rate Auction; provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in its capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than fifteen (15) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable. Such Money Market Loans may be funded by such Bank's Designated

Lender (if any) as provided in Section 9.6(d), however such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

                           (ii)     Each Money Market Quote shall be in
substantially the form of Exhibit F hereto and shall in any case specify:
                          ---------
                              (1)   the proposed date of Borrowing,

                              (2) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount
         (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $10,000,000 or a larger multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                              (3) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money
                                                                           -----
         Market Margin") offered for each such Money Market Loan, expressed as a
         -------------
         percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable Adjusted London Interbank Offered Rate,

                              (4) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market
               --------------------------
         Loan, and

                              (5)   the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                           (iii)    Any Money Market Quote shall be disregarded
if it:

                              (1) is not substantially in conformity with Exhibit F hereto or does not specify all of the information required by
         ---------
         subsection (d)(ii) above;

                              (2) contains qualifying, conditional or similar language;

                              (3) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                              (4)   arrives after the time set forth in
         subsection (d)(i).

                  (e)      Notice to Borrower. The Administrative Agent shall
        -                  ------------------
promptly notify the Borrower (x) with respect to each Money Market Quote submitted in accordance with subsection (d), of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify
(A) the aggregate principal amount of Money Market Loans for which Money Market Quotes have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

                  (f)      Acceptance and Notice by Borrower. Not later than
                           ---------------------------------
11:00 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate

Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the Money Market Quotes specified in the Administrative Agent's notice to the Borrower pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money
                                                              ---------------
Market Borrowing") shall specify the aggregate principal amount of offers for
----------------
each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                           --------

                           (i)      the aggregate principal amount of each Money
Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                           (ii)     the principal amount of each Money Market
Borrowing must be $10,000,000 or a larger multiple of $500,000;

                           (iii)    acceptance of offers may only be made on the
basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

                           (iv)     the Borrower may not accept any Money Market
Quote that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

For the purposes of Section 2.1 hereof, all Money Market Loans made on the same date of Borrowing for the same Interest Period shall constitute a single Money Market Borrowing.

                  (g)      Allocation by Administrative Agent. If Money Market
                           ----------------------------------
Quotes are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such Money Market Quotes are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such Money Market Quotes are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such Money Market Quotes. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                  (h)      Notification by Administrative Agent. Upon receipt of
                           ------------------------------------
a Notice of Money Market Borrowing in accordance with Section 2.3(f) hereof, the Administrative Agent shall, on the date such Notice of Money Market Borrowing is received by the Administrative Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower or the Bank. Competitive bid results without attributes will be delivered by the Administrative Agent to each Bank submitting a bid. A Bank who is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in
Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee under such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

                  Section 2.4       Notice to Banks; Funding of Loans.
                                    ---------------------------------

                  (a) Upon receipt of a Notice of Committed Borrowing, the Administrative Agent shall notify each Bank on the same day as it receives such Notice of Committed Borrowing of the contents thereof and of such Bank's share of such Borrowing and such Notice of Committed Borrowing shall not thereafter be revocable by the Borrower.

                  (b) Not later than 2:00 P.M. (New York City time) on the date of each Committed Borrowing as indicated in the Notice of Committed Borrowing, each Bank shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. If the Borrower has requested the issuance of a Letter of Credit, no later than 12:00 Noon (New York City time) on the date of such issuance as indicated in the Notice of Committed Borrowing, the Fronting Bank shall issue such Letter of Credit in the amount so requested and deliver the same to the

Borrower with a copy thereof to the Administrative Agent. Immediately upon the issuance of each Letter of Credit by the Fronting Bank (or upon the Closing Date, with respect to Existing Letters of Credit), such Fronting Bank shall be deemed to have sold and transferred to each other Bank, and each such other Bank shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased and received from Fronting Bank, without recourse or warranty, an undivided interest and a participation in such Letter of Credit or Existing Letter of Credit, as applicable, any drawing thereunder, and the obligations of the Borrower hereunder with respect thereto, and any security therefor or guaranty pertaining thereto, in an amount equal to such Bank's ratable share thereof (based upon the ratio its Commitment bears to the aggregate of all Commitments). Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares. The Fronting Bank shall have the primary obligation to fund any and all draws made with respect to such Letter of Credit or Existing Letter of Credit, as applicable, notwithstanding any failure of a participating Bank to fund its ratable share of any such draw. The Administrative Agent will instruct the Fronting Bank to make such Letter of Credit available to the Borrower and the Fronting Bank shall make such Letter of Credit available to the Borrower at the Borrower's aforesaid address on the date of the Borrowing.

                  (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.7 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                  Section 2.5       Notes.
                                    -----

                  (a) The Loans shall be evidenced by the Bank Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitment.

                  (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Bank Note shall be in substantially the form of Exhibit
                                                                         -------
A-1 with appropriate modifications to reflect the fact that it evidences solely
---
Loans of the relevant type. Each reference in this Agreement to the "Bank Note"
                                                                     ---------
of such Bank shall be deemed to refer to and include any or all of such Bank Notes, as the context may require.

                  (c)      Upon receipt of each Bank's Bank Note pursuant to
Section 3.1(a), the Administrative Agent shall forward such Bank Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Bank Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to
                                    --------
make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Bank Notes. Each Bank is hereby irrevocably authorized by the Borrower to endorse its Bank Note and to attach to and make a part of its Bank Note a continuation of any such schedule as and when required.

                  (d) There shall be no more than ten (10) Euro-Dollar Borrowings (which shall include Money Market Borrowings) outstanding at any one time pursuant to this Agreement.

                  Section 2.6       Maturity of Loans.  The Loans shall mature,
                                    -----------------
and the principal amount thereof shall be due and payable, on the Maturity Date.

                  Section 2.7       Interest Rates.
                                    --------------

                 (a) Each Alternate Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Applicable Margin for Alternate Base Rate Loans for such day plus the Alternate Base Rate for such day. Such interest shall be payable monthly in arrears on the last Domestic Business Day of each calendar month and on the earlier to occur of the Maturity Date or the date of the termination of the facility in accordance with the terms hereof.

                  (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                  "Adjusted London Interbank Offered Rate" applicable to any
                   --------------------------------------
Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  "Euro-Dollar Reserve Percentage" means for any day that
                   ------------------------------
percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United

States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  "London Interbank Offered Rate" applicable to any Interest
                   -----------------------------
Period means the average of the respective rates per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                  (c) Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.7(b) as if the related Money Market LIBOR Loan were a Euro-Dollar
Loan) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.3. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section
2.3. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety days, at intervals of ninety days after the first day thereof.

                  (d) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Alternate Base Rate and four percent (4%).

                  (e) The Administrative Agent shall determine each interest rate applicable to the Loans (other than Money Market Loans) hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (f) The Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of
Section 8.1 shall apply.

                  Section 2.8       Fees.
                                    ----

                 (a)       Facility Fee. Effective as of the date hereof, during
                           ------------
the Term, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their respective Commitments a facility fee (the "Facility Fee") equal to .20% per annum on the aggregate Commitments. The
      ------------
Facility Fee shall be computed on the aggregate Commitments on the basis of a fraction, the denominator of which shall be 365 or 366 (based upon the actual number of days in such calender year) and the numerator of which shall be the actual number of days in the relevant calendar quarter (including the first day in such quarter but excluding the last day in such quarter). The Facility Fee shall be payable in arrears on the first Domestic Business Day of each calendar quarter and at the Maturity Date or earlier termination of the Facility in accordance with the terms hereof.

                  (b)      Letter of Credit Fee. During the Term, the Borrower
                           --------------------
shall pay to the Administrative Agent, for the account of the Banks ratably in proportion to their respective interests in undrawn issued Letters of Credit and Existing Letters of Credit, a fee (a "Letter of Credit Fee") in an amount,
                                      --------------------
provided that no Event of Default shall have occurred and be continuing, equal to a rate per annum equal to the Applicable Margin for Euro-Dollar Loans on the daily average of such issued and undrawn Letters of Credit and Existing Letters of Credit, which fee shall be payable, in arrears, on the first Domestic Business Day of each calendar quarter during the term and at the Maturity Date or earlier termination of the facility in accordance with the terms hereof. The Letter of Credit Fee shall be computed on the aggregate amount of undrawn issued Letters of Credit and Existing Letters of Credit on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant calendar quarter (including the first day in such quarter but excluding the last day in such quarter). From the occurrence, and during the continuance, of an Event of Default, such fee shall be increased to be equal to four percent (4%) per annum on the daily average amount of such issued and undrawn Letters of Credit and Existing Letters of Credit.

                  (c)      Fronting Bank Fee. The Borrower shall pay any
                           -----------------
Fronting Bank, for its own account, a fee (a "Fronting Bank Fee") at a rate per
                                              -----------------
annum equal to .15% of the issued and undrawn amount of such Letters of Credit or Existing Letters of Credit, as applicable, which fee shall be in addition to and not in lieu of, the Letter of Credit Fee. The Fronting Bank Fee shall be payable in arrears on the first Domestic Business Day of each calendar quarter during the Term and at the Maturity Date or earlier termination of the facility in accordance with the terms hereof. The Fronting Bank Fee shall be computed on the aggregate amount of issued and undrawn Letters of Credit or Existing Letters of Credit, as applicable, on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant calendar quarter (including the first day in such quarter but excluding the last day in such quarter)

                  (d)      Fees Non-Refundable. All fees set forth in this
                           -------------------
Section 2.8 shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Administrative Agent, Fronting Bank and the Banks, as applicable, regardless of whether any Loans are actually made.

                  Section 2.9       Maturity Date; Extension.
                                    ------------------------

                  (a)      The term (the "Term") of the Commitments (and each
                                          ----
Bank's obligations to make Loans hereunder) shall terminate and expire on the Maturity Date, subject, however, to the provisions of Subsection 2.9(b) hereof.

                  (b)      Borrower shall have one option (the "Extension
                                                                ---------
Option") to extend the Maturity Date, for an additional twelve (12) month period
------
(the "Extension Term"), upon the following
      --------------
terms and conditions: (i) delivery by Borrower of written notice thereof to the Administrative Agent (the "Extension Notice") on or before the date which shall
                           ----------------
not be earlier than ninety (90) days nor later than sixty (60) days prior to the current Maturity Date (which Extension Notice, the Administrative Agent shall promptly deliver to the Banks); (ii) no Default or Event of Default shall have occurred and be continuing both on the date Borrower delivers the Extension Notice to the Administrative Agent and on the first day of the Extension Term (the "Extension Date"); (iii) each of the representations and warranties of
      --------------
Borrower contained in this Agreement (other than representations and warranties which expressly speak of a different date) shall be true and correct in all material respects on and as of the Extension Date; and (iv)the day immediately preceding the first day of the Extension Term, Borrower shall pay to the Administrative Agent, for the account of the Banks the Extension Fee (the payment of the Extension Fee on such date being a condition precedent to the Extension Term). Borrower's delivery of the Extension Notice shall be irrevocable.

                  (c) Upon the date of the termination of the Term, any Loans then outstanding (together with accrued interest thereon and all other Obligations) shall be due and payable on such date.

                  Section 2.10      Mandatory Prepayment.
                                    --------------------
                  (a)      Intentionally Omitted.

                  (b) In the event that an Unencumbered Asset Pool Property is sold or released from the restrictions of Section 5.14 hereof, in accordance with this Agreement, the Borrower shall , if necessary, simultaneously with such sale or release, prepay to the Administrative Agent, for the account of the Banks, an amount equal to the amount required such that the Loan remain in compliance with Sections 5.8(d)or (g) and 5.19, as the case may be, after such sale or release. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.10(b) provided that the exchanged property has qualified as a New Acquisition and any "boot" associated therewith shall be applied to prepayment of the Loan. Sale of a property in violation of this Section 2.10 shall constitute an Event of Default.

                  (c) In the event that the Unencumbered Asset Pool Properties Minimum Debt Service Coverage Ratio of 2:1 is not maintained as of the last day of a calendar quarter (the "Compliance Date"), either (i) the
                                         ---------------
Borrowing Base Entities shall add a New Acquisition or a Real Property Asset to the Unencumbered Asset Pool Properties in accordance with this Agreement which, on a pro forma basis (i.e. the Unencumbered Asset Pool Properties Minimum Debt
     ---------        ----
Service Coverage Ratio shall be recalculated to include such New Acquisition or Real Property Asset as though the same had been an Unencumbered Asset Pool Property for the entire applicable period, with appropriate pro forma
                                                            ---------
adjustments to Unencumbered Asset Pool Net Operating Cash Flow) would result in compliance with the Unencumbered Asset Pool Properties Minimum Debt Service Coverage Ratio or (ii) the Borrower shall prepay to the Administrative Agent, for the account of the Banks, an amount necessary to cause the Unencumbered Asset Pool Properties Minimum Debt Service Coverage Ratio to be in compliance. Failure by the Borrowing Base Entities to comply with the Unencumbered Asset Pool Properties Minimum Debt Service Coverage Ratio within 90 days of a Compliance Date shall be an Event of Default.

                  Section 2.11      Optional Prepayments.
                                    --------------------

                  (a) The Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay to the Administrative Agent, for the account of the Banks, any Alternate Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing. Any notice of prepayment delivered pursuant to this Section 2.11(a) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes after such prepayment is made.

                  (b) Except as provided in Section 8.2, Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to Section 2.13. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Administrative Agent. Any notice of prepayment delivered pursuant to this Section 2.11(b) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes after such prepayment is made. Each such optional prepayment shall be in the amounts set forth in Section 2.11(a) above and shall be applied to prepay ratably the Loans of the Banks included.

                  (c) The Borrower may not prepay any Money Market Loan pursuant to this Section 2.11 except with the prior consent of the applicable Bank or Designated Lender, as the case may be.

                  (d) Borrower may, upon at least one (1) Domestic Business Day's notice to the Administrative Agent (by 11:00 a.m New York time on such Domestic Business Day), reimburse the Administrative Agent for the benefit of the Fronting Bank for the amount of any drawing under a Letter of Credit or Existing Letter of Credit, as applicable, in whole or in part in any amount.

                  (e) Borrower may at any time return any undrawn Letters of Credit or Existing Letters of Credit, as applicable to the Fronting Bank in whole, but not in part, and the Fronting Bank shall give the Administrative Agent and each of the Banks notice of such return.

                  (f) Borrower may at any time and from time to time cancel all or any part of the Commitments in minimum amounts aggregating Five Million Dollars ($5,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, by the delivery to the Administrative Agent and the Banks of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Administrative Agent and the Banks, whereupon, in either event, all or such portion of the Commitments shall terminate as to the Banks, pro rata
                                                                        --------
on the date set forth in such notice of cancellation, and, if there are any Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments (after giving effect to any such reduction), the Borrower shall prepay to the Administrative Agent, for the account of the Banks, as applicable, all or such portion of Loans outstanding on such date in accordance with the requirements of Sections 2.11(a) and (b). In no event shall Borrower be permitted to cancel Commitments for which a Letter of Credit or Existing Letter of Credit, as applicable, has been issued and is outstanding unless Borrower returns (or causes to be returned) such Letter of Credit or Existing Letter of Credit, as applicable, to the applicable Fronting Bank. Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

                  (g) Upon receipt of a notice of prepayment or cancellation or a return of a Letter of Credit or Existing Letter of Credit, as applicable, pursuant to this Section, the Administrative Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

                  (h) Any amounts so prepaid pursuant to this Section 2.11 may be reborrowed subject to the other terms of this Agreement. In the event Borrower elects to cancel all or any portion of the Commitments pursuant to
Section 2.11(e) hereof, such amounts may not be reborrowed.

                  Section 2.12      General Provisions as to Payments.
                                    ---------------------------------
                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. All amounts due hereunder shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Administrative Agent at the address set forth on the signature page of this Agreement or at such other place as Administrative Agent may from time to time designate in writing. The Administrative Agent shall distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks on the same day as received by the Administrative Agent if received by the Administrative Agent by 3:00 p.m. (New York

City time), or, if received by the Administrative Agent after 3:00 p.m. (New York City time), on the immediately following Domestic Business Day. Whenever any payment of principal of, or interest on, the Alternate Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. If and to the extent that the Administrative Agent shall receive any such payment for the account of the Banks on or before 3:00 P.M. (New York City time) on any Business Day, and Administrative Agent shall not have distributed to any Bank its applicable share of such payment on such Business Day, Administrative Agent shall distribute such amount to such Bank together with interest thereon, for each day from the date such amount should have been distributed to such Bank until the date Administrative Agent distributes such amount to such Bank, at the Federal Funds Rate.

                  (b) Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Banks hereunder that Borrower shall not make such payment in full, the Administrative Agent may assume that Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  Section 2.13      Funding Losses. If Borrower makes any
                                    --------------
payment of principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.7(b), or if Borrower fails to borrow any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.4(a), Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that
                                                                   --------
such Bank shall have delivered to Borrower a certificate as to the amount of such loss or expense and the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

                  Section 2.14      Computation of Interest and Fees. Interest
                                    --------------------------------
based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). Except as expressly set forth to the contrary herein, all other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                  Section 2.15      Method of Electing Interest Rates.
                                    ---------------------------------
                  (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by Borrower in the applicable Notice of Borrowing. Thereafter, Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

                           (i)      if such Loans are Alternate Base Rate Loans,
Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

                           (ii)     if such Loans are Euro-Dollar Loans,
Borrower may elect to convert such Loans to Alternate Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Administrative Agent at least three (3) Euro-Dollar
-------------
Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Alternate Base Rate Loans, in which case such notice shall be delivered to the Administrative Agent no later than 12:00 Noon (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion
                                                 --------
is allocated ratably among the Loans comprising such Group, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000, (iii) subject to
Section 2.1, there shall be no more than ten (10) Borrowings comprised of Euro-Dollar Loans outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the Maturity Date.

                  (b)      Each Notice of Interest Rate Election shall specify:

                           (i)      the Group of Loans (or portion thereof) to
which such notice applies;

                           (ii)     the date on which the conversion or
continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                           (iii)    if the Loans comprising such Group are to be
converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

                           (iv)     if such Loans are to be continued as
Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

                  (c) Upon receipt of a Notice of Interest Rate Election from Borrower pursuant to subsection (a) above, the Administrative Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by Borrower. If Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Alternate Base Rate Loans on the last day of the then current Interest Period applicable thereto.

                  Section 2.16      Letters of Credit.
                                    -----------------
                  (a) Subject to the terms contained in this Agreement and the other Loan Documents, upon the receipt of a notice in accordance with
Section 2.2(b) requesting the issuance of a Letter of Credit, the Fronting Bank shall issue a Letter of Credit or Letters of Credit in such form as is reasonably acceptable to the Borrower and Fronting Bank in an amount or amounts equal to the amount or amounts requested by the Borrower.

                  (b) Each Letter of Credit shall be issued in the minimum amount of One Million Dollars ($1,000,000).

                  (c) The Letter of Credit Usage shall be no more than $75,000,000 at any one time.

                  (d) There shall be no more than ten (10) Letters of Credit and Existing Letters of Credit outstanding at any one time.

                  (e) In the event of any request for a drawing under any Letter of Credit or Existing Letter of Credit, as applicable, by the beneficiary thereunder, the Fronting Bank shall notify the Borrower and the Administrative Agent (and the Administrative Agent shall endeavor to notify each Bank thereof) on or before the date on which the Fronting Bank intends to honor such drawing, and, except as provided in this subsection (e), the Borrower shall reimburse the Fronting Bank, in immediately available funds, on the same day on which such drawing is honored in an amount equal to the amount of such drawing. Notwithstanding anything contained herein to the contrary, however, unless Borrower shall have notified the Administrative Agent, and the Fronting Bank prior to 11:00 a.m. (New York time) on the Domestic Business Day immediately prior to the date of such drawing that Borrower intends to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the Borrower shall be deemed to have timely given a Notice of Borrowing pursuant to Section 2.2 to the Administrative Agent, requesting a Borrowing of Alternate Base Rate Loans on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank (other than the Fronting Bank) shall, in accordance with Section 2.4(b), make available its share of such Borrowing to the Administrative Agent, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any such Bank fails to make available to the Fronting Bank the amount of such Bank's participation on the date of a drawing, the Fronting Bank shall be entitled to recover such amount on demand from such Bank together with interest at the Federal Funds Rate commencing on the date such drawing is honored.

                  (f) If, after the date hereof, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, or participations in any letter of credit, upon any Bank (including the Fronting Bank) or (b) impose on any Bank any other condition regarding this Agreement or such Bank (including the Fronting Bank) as it pertains to the Letters of Credit and Existing Letters of Credit or any participation therein, and the result of any event referred to in the preceding clause (a) or (b) shall be to increase the cost to the Fronting Bank or any Bank of issuing or maintaining any Letter of Credit or Existing Letter of Credit, as applicable, or participating therein then the Borrower shall pay to the

Fronting Bank or such Bank, within 15 days after written demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, such additional amounts as shall be required to compensate the Fronting Bank or such Bank for such increased costs or reduction in amounts received or receivable hereunder together with interest thereon at the Alternate Base Rate. The amount specified in the written demand shall, absent manifest error, be final and conclusive and binding upon the Borrower.

                  (g) The Borrower hereby agrees to protect, indemnify, pay and save the Fronting Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which the Fronting Bank may incur or be subject to as a result of (i) the issuance of the Letters of Credit and Existing Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Fronting Bank or (ii) the failure of the applicable Fronting Bank to honor a drawing under any Letter of Credit or Existing Letter of Credit, as applicable, as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (collectively, "Governmental Acts"), other than as a
                                       -----------------
result of the gross negligence or wilful misconduct of the Fronting Bank. As between the Borrower and the Fronting Bank, the Borrower assumes all risks of the acts and omissions of, or misuses of, the Letters of Credit or Existing Letters of Credit, as applicable, issued by the Fronting Bank, by the beneficiaries of such Letters of Credit or Existing Letters of Credit, as applicable. In furtherance and not in limitation of the foregoing, the Fronting Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit or Existing Letters of Credit, as applicable, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or Existing Letter of Credit, as applicable, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit or Existing Letter of Credit, as applicable, to comply fully with conditions required in order to draw upon such Letter of Credit or Existing Letter of Credit, as applicable; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, facsimile transmission, or otherwise; (v) for errors in interpretation of any technical terms; (vi) for any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under any such Letter of Credit or Existing Letter of Credit, as applicable, or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit or Existing Letter of Credit, as applicable, of the proceeds of such Letter of Credit or Existing Letter of Credit, as applicable; and (viii) for any consequence arising from causes beyond the control of the Fronting Bank, including any Government Acts, in each case other than as a result of the gross negligence or willful misconduct of the Fronting Bank. None of the above shall affect, impair or prevent the vesting of the Fronting Bank's rights and powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Fronting Bank under or in connection with the Letters of Credit or Existing Letters of Credit, as applicable, issued by it or the related certificates, if taken or omitted in good faith, shall not put the Fronting Bank under any resulting liability to the Borrower.

                  (h) If the Fronting Bank or the Administrative Agent is required at any time, pursuant to any bankruptcy, insolvency, liquidation or reorganization law or otherwise, to return to the Borrower any reimbursement by the Borrower of any drawing under any Letter of Credit or Existing Letter of Credit, as applicable, each Bank shall pay to the Fronting Bank or the Administrative Agent, as the case may be, its share of such payment, but without interest thereon unless the Fronting Bank or the Administrative Agent is required to pay interest on such amounts to the person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that the Fronting Bank or the Administrative Agent is required to pay.

                  Section 2.17      Letter of Credit Usage Absolute. The
                                    -------------------------------
obligations of the Borrower under this Agreement in respect of any Letter of Credit or Existing Letter of Credit, as applicable, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) and any Letter of Credit Documents (as hereinafter defined) under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

                  (a) any lack of validity or enforceability of any Letter of Credit or Existing Letter of Credit, as applicable, or any other agreement or instrument relating thereto (collectively, the "Letter of Credit Documents") or
                                                --------------------------
any Loan Document;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Borrower in respect of the Letters of Credit or Existing Letters of Credit, as applicable, or any other amendment or waiver of or any consent by Borrower to departure from all or any of the Letter of Credit Documents or any Loan Document, provided that the Fronting Bank shall not consent to any such change or amendment unless previously consented to in writing by Borrower;

                  (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of Borrower in respect of the Letters of Credit or Existing Letters of Credit, as applicable;

                  (d) the existence of any claim, set-off, defense or other right that Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit or Existing Letter of Credit, as applicable (or any Persons for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Fronting Bank or any Bank (other than a defense based on the gross negligence or wilful misconduct of the Administrative Agent, the Fronting Bank or such Bank) or any other Person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letters of Credit Documents or any unrelated transaction;

                  (e) any draft or any other document presented under or in connection with any Letter of Credit or Existing Letter of Credit, as applicable, or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Fronting Bank under such Letter of Credit or Existing Letter of Credit, as applicable, against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the Fronting Bank;

                  (f) payment by the Fronting Bank against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit or Existing Letter of Credit, as applicable; provided that such payment shall not have constituted gross negligence or wilful misconduct of the Fronting Bank; and

                  (g) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any Existing Letter of Credit or any agreement or instrument relating to any Letter of Credit or any Existing Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower; provided that such other circumstance or happening shall not have been the result of gross negligence or wilful misconduct of the Fronting Bank.

                  Section 2.18      Letters of Credit under Existing Credit
                                    ---------------------------------------
Agreement.
---------

                 (a)       Set forth on Schedule 2.18 annexed hereto is a list
                                        -------------
of (i) the outstanding letters of credit issued by Existing Fronting Bank pursuant to the Existing Credit Agreement (the "Existing Letters of Credit"),
                                                --------------------------
(ii) the beneficiaries of such Existing Letters of Credit,(iii) the face amount of such Existing Letters of Credit, (iv) the expiration dates of such Existing Letters of Credit and (v) the outstanding balances of such Existing Letters of Credit.

                  (b) As of the Closing Date, the Existing Letters of Credit will be deemed issued under this Agreement by the Existing Fronting Bank until the earlier of the date upon which such Existing Letters of Credit shall terminate or shall be returned to Existing Fronting Bank.

                                  ARTICLE III

                                  CONDITIONS

                  Section 3.1       Closing. The closing hereunder shall occur
                                    -------
on the date (the "Closing Date") when each of the following conditions is
                  ------------
satisfied (or waived by the Administrative Agent), each document to be dated the Closing Date unless otherwise indicated:

                  (a) Borrower shall have executed and delivered to the Administrative Agent a Bank Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                  (b) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of this Agreement;

                  (c) Guarantor shall have executed and delivered to the Administrative Agent a duly executed original of the Guaranty;

                  (d) Administrative Agent shall have received an opinion of Hogan & Hartson L.L.P., with respect to certain matters of New York and Maryland law, acceptable to the Administrative Agent, the Banks and their counsel;

                  (e) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and Guarantor, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws of Borrower and the partnership agreement and limited partnership certificate of Guarantor, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of Borrower (or Guarantor, as applicable) as of a date not more than forty-five (45) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of Maryland with respect to Borrower and a good standing certificate from the Secretary of State (or the equivalent thereof) of Delaware with respect to Guarantor and from the Secretary of State (or the equivalent thereof) of each other State in which Borrower or Guarantor is required to be qualified to transact business, each to be dated not more than forty-five (45) days prior to the Closing Date;

                  (f) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this
Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its sole discretion;

                  (g) the Borrower and Guarantor shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower and Guarantor;

                  (h) the Administrative Agent shall have received an unaudited consolidated balance sheet and income statement of Borrower for the fiscal quarter ended March 31, 2001;

                  (i) the Administrative Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

                  (j) the Administrative Agent shall have received (x) for its and any other Bank's account, all fees due and payable pursuant to Section
2.8 hereof on or before the Closing Date, (y)the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP and
(z) evidence of payment of principal, interest, fees and expenses due by Borrower and its affiliates pursuant to the Existing Credit Agreement it being understood that proceeds of the Loan will be available to satisfy this condition;

                  (k) the Administrative Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and Guarantor and the validity and enforceability, of the Loan Documents to which they are a party, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect;

                  (l) the Administrative Agent shall have received satisfactory reports of Uniform Commercial Code filing searches conducted by a search firm acceptable to the Administrative Agent with respect to the Borrower and Guarantor, such searches to be conducted in each of the locations specified by the Administrative Agent;

                  (m) no material Defaults or Events of Default (as defined therein) shall exist under the Existing Credit Agreement or any existing agreement entered into by either Borrower or Guarantor in connection with any Debt of Borrower or Guarantor;

                  (n) the representations and warranties of the Borrower and Guarantor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

                  (o) receipt by the Administrative Agent and the Banks of a certificate of the chief financial officer or the chief accounting officer of Borrower certifying that the Borrower and Guarantor are in compliance with all covenants of the Borrower and Guarantor contained in this Agreement and the Guaranty, as applicable, including, without limitation, the requirements of
Section 5.8, as of the Closing Date; and

                  (p) receipt by the Agent of a copy of the irrevocable notice delivered by or on behalf of Borrower terminating the Existing Credit Agreement.

The Administrative Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

                  Section 3.2       Borrowings. The obligation of any Bank to
                                    ----------
make a Loan on the occasion of any Borrowing or to participate in any Letter of Credit or Existing Letter of Credit, as applicable, issued by the Fronting Bank and the obligation of the Fronting Bank to issue a Letter of Credit on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) the Closing Date shall have occurred on or prior to June 29, 2001;

                  (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2 or Section 2.3;

                  (c) immediately after such Borrowing, the Outstanding Balance shall not exceed the aggregate amount of the Commitments and with respect to each Bank, such Bank's pro rata portion of the Committed Loans and Letter of Credit Usage shall not exceed such Bank's Commitment;

                  (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

                  (e) the representations and warranties of the Borrower and Guarantor contained in this Agreement and the Guaranty, as applicable, shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

                  (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letters of Credit or Existing Letters of Credit, as applicable, or any participations therein or the consummation of the transactions contemplated hereby; and

                  (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Administrative Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation affecting the Borrower or Guarantor and not solely the Banks).

                  Section 3.3       New Acquisitions and Additional Real
                                    ------------------------------------
Property Assets. All New Acquisitions or Real Property Assets may be added to
---------------
the Unencumbered Asset Pool Properties upon written notice from Borrower to the Administrative Agent specifying that such New Acquisition has been acquired and that the same qualify as an Unencumbered Asset Pool Property.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Administrative Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

                  Section 4.1       Existence and Power of Borrower. Borrower is
                                    -------------------------------
duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

                  Section 4.2       Existence and Power of Guarantor. Guarantor
                                    --------------------------------
is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and each has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and each has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

                  Section 4.3       Power and Authority of Borrower. Borrower
                                    -------------------------------
has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the

Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of Borrower and the performance by Borrower of such Loan Documents. Borrower has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  Section 4.4       Power and Authority of Guarantor. Guarantor
                                    --------------------------------
has the partnership power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of Guarantor and the performance by Guarantor of such Loan Documents. Guarantor has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  Section 4.5       No Violation. Neither the execution,
                                    ------------
delivery or performance by or on behalf of the Borrower or Guarantor of the Loan Documents to which it is a party, nor compliance by the Borrower or Guarantor with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) shall contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower or Guarantor or (ii) shall conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower or Guarantor(or of any partnership of which either Borrower or Guarantor is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject or (iii) shall cause a default by either Borrower or Guarantor under any organizational document of any Subsidiary, or cause a default under Borrower's articles of incorporation or by-laws or Guarantor's agreement of limited partnership.

                  Section 4.6       Financial Information.
                                    ---------------------
                  (a) The unaudited consolidated balance sheet of Borrower as of March 31, 2001, a copy of which has been delivered to the Administrative Agent, fairly presents, in conformity with generally accepted accounting principles, the consolidated financial position of Borrower as of such date.

                  (b) Since March 31, 2001, (i) there has been no material adverse change in the business, financial position or results of operations of the Borrower or Guarantor and (ii) except as previously disclosed to the Administrative Agent or as publicly disclosed, neither the Borrower nor Guarantor have incurred any material indebtedness or guaranty.

                  Section 4.7       Litigation.
                                    ----------
                  (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting,
(i) the Borrower or Guarantor or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of their assets, in any case before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

                  (b) There are no final nonappealable judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more entered by a court or courts of competent jurisdiction against the Borrower or Guarantor (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

                  Section 4.8       Compliance with ERISA.
                                    ---------------------

                  (a) Except as previously disclosed to the Administrative Agent in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where failure to do so would not result in a Material Adverse Effect. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  (b) The transactions contemplated by the Loan Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Administrative Agent or the Banks to any tax or penalty or prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

                  Section 4.9       Environmental Matters. In the ordinary
                                    ---------------------
course of its business, the Borrower and Guarantor each review the effect of Environmental Laws on the business, operations and properties of the Borrower and Guarantor and their Subsidiaries in the course of which they identify and evaluate associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect.

                  Section 4.10      Taxes. The initial tax year of Borrower for
                                    -----
federal income tax purposes was 1993. The initial tax year of Guarantor for federal income tax purposes was 1996. The Borrower and Guarantor and their respective Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and Guarantor and their respective Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                  Section 4.11      Full Disclosure. All information heretofore
                                    ---------------
furnished by the Borrower or Guarantor to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower and Guarantor have disclosed to the Banks in writing any and all facts known to the Borrower or Guarantor which materially and adversely affect or are likely to materially and adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and Guarantor considered as one enterprise or the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents or the ability of the Guarantor to perform its obligations under the Guaranty.

                  Section 4.12      Solvency. On the Closing Date and after
                                    --------
giving effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, each of the Borrower and Guarantor is Solvent.

                  Section 4.13      Use of Proceeds; Margin Regulations. All
                                    -----------------------------------
proceeds of the Loans shall be used by the Borrower only in accordance with the provisions hereof. No part of the proceeds of any Loan shall be used by the Borrower or its affiliates to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof shall violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

                  Section 4.14      Governmental Approvals. No order, consent,
                                    ----------------------
approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect.

                  Section 4.15      Investment Company Act; Public Utility
                                    --------------------------------------
Holding Company Act. Neither Borrower nor Guarantor is (x) an "investment
-------------------                                            ----------
company" or a company "controlled" by an "investment company", within the
-------                ----------         ------------------
meaning of the Investment Company Act of 1940, as amended, (y) a "holding
                                                                  -------
company" or a "subsidiary company" of a "holding company" or an "affiliate" of
-------        ------------------        ---------------         ---------
either a "holding company" or a "subsidiary company" within the meaning of the
          ---------------        ------------------
Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  Section 4.16      Closing Date Transactions. On the Closing
                                    -------------------------
Date and immediately prior to the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. All consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect.

                  Section 4.17      Representations and Warranties in Loan
                                    --------------------------------------
Documents. All representations and warranties made by the Borrower and the
---------
Guarantor in the Loan Documents are true and correct in all material respects.

                  Section 4.18      Patents, Trademarks, etc. Each of the
                                    -------------------------
Borrower and Guarantor has obtained and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower or Guarantor in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, threatened any claim or litigation against or affecting either Borrower or Guarantor contesting its right to sell or use any such product, process, method, substance, part or other material which would reasonably be expected to have a Material Adverse Effect.

                  Section 4.19      No Default. No Default or Event of Default
                                    ----------
exists under or with respect to any Loan Document. Neither Borrower nor Guarantor is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely (to the extent that the Borrower can now reasonably foresee) to result in a Material Adverse Effect.

                  Section 4.20      Licenses, etc. Each of Borrower and
                                    --------------
Guarantor has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section 4.21      Compliance With Law. Each of Borrower and
                                    --------------------
Guarantor is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section 4.22      No Burdensome Restrictions. Neither Borrower
                                    --------------------------
nor Guarantor is a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section 4.23      Brokers' Fees. Neither Borrower nor
                                    -------------
Guarantor has dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement, and neither Borrower nor Guarantor has done any acts, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower or Guarantor of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

                  Section 4.24      Labor Matters. There are no collective
                                    -------------
bargaining agreements or Multiemployer Plans covering the employees of the Borrower or Guarantor and the Borrower or Guarantor have not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

                  Section 4.25      Organizational Documents. The documents
                                    ------------------------
delivered pursuant to Section 3.1(e) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower and the Guarantor. The Borrower represents that it has delivered to the Administrative Agent true, correct and complete copies of each of the documents set forth in this Section 4.25.

                  Section 4.26      Principal Offices.  The principal office,
                                    -----------------
chief executive office and principal place of business of each of the Borrower and Guarantor is 1850 K Street, Suite 500, N.W., Washington, D.C. 20006.

                  Section 4.27      REIT Status. For the fiscal year ended
                                    -----------
December 31, 2000, Borrower qualified and Borrower intends to continue to qualify as a real estate investment trust under the Code.

                  Section 4.28      Ownership of Property. Schedule 4.28
                                    ---------------------  -------------
attached hereto and made a part hereof sets forth all the real property owned or leased by the Consolidated Entities as of the Closing Date. As of the Closing Date, the Consolidated Entities have good and insurable fee simple title (or leasehold title if so designated on Schedule 4.28) to all of such real property,
                                    -------------
subject to customary encumbrances and liens as of the date of this Agreement. As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except as disclosed on Schedule 4.28 except for
                                                -------------
Permitted Liens; provided that Intercompany Liens shall be described in Schedule
                                                                        --------
4.28.
----

                  Section 4.29      Insurance. Each of the Consolidated Entities
                                    ---------
currently maintains, or causes its tenants to maintain, insurance at 100% replacement cost insurance coverage (subject to customary deductibles) in respect of each of the Real Property Assets, as well as commercial general liability insurance (including "builders' risk") against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to the Real Property Assets with insurers having an A.M. Best policyholders' rating of not less than A-IX in amounts that prudent owner of assets such as the Real Property Assets would maintain.

                                   ARTICLE V

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

                  Section 5.1       Information.  The Borrower shall deliver to
                                    -----------
the Administrative Agent and to each of the Banks:

                  (a) as soon as available and in any event within 105 days after the end of each fiscal year of Borrower, an audited consolidated balance sheet of Borrower as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited by KPMG Peat Marwick LLP or other independent public accountants of similar standing;

                  (b)      as soon as available and in any event within fifty
(50) days after the end of each quarter of each fiscal year of Borrower, a statement of Borrower, prepared on a GAAP basis, setting forth the operating income and operating expenses of Borrower, in sufficient detail so as to calculate Net Operating Cash Flow of Borrower for the immediately preceding quarter;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Consolidated Entities (as applicable) were in compliance with the requirements of Section 5.8 and 5.19 on the date of such financial statements;(ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower or Guarantor is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of Borrower as of the dates and for the periods indicated, on the basis of generally accepted accounting principles, subject, in the case of interim financial statements, to normal year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower and Guarantor during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that on the basis of such review of the Loan Documents and the business and condition of the Borrower and Guarantor, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower or Guarantor proposes to take in respect thereof;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

                  (e) (i) within five (5) days after the president, chief financial officer, treasurer, controller or other executive officer of Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the president of Borrower setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten (10) days after Borrower obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against any of the Consolidated Entities as to which, if adversely determined, is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

                  (f) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to
Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of Borrower setting forth details as to such occurrence and action, if any, which Borrower or applicable member of the ERISA Group is required or proposes to take;

                  (g) promptly and in any event within five (5) Domestic Business Days after Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower, executed by an officer of the Borrower, specifying the nature of such condition and Borrower's or, if the Borrower has actual knowledge thereof, the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the Borrower, or, if Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the Borrower or any Environmental Affiliate or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Materials of Environmental Concern that are likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate;

                  (h) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to any Consolidated Entity relating to any material loss or loss in excess of $10,000,000 of the Consolidated Entity, copies of such notices and correspondence; and

                  (i) promptly upon the mailing thereof to the shareholders or partners of either Borrower or Guarantor, copies of all financial statements, reports and proxy statement so mailed;

                  (j) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which either Borrower or Guarantor shall have filed with the Securities and Exchange Commission;

                  (k) simultaneously with delivery of the certificate required pursuant to Section 5.1(c), an updated Schedule 4.28, certified by the chief financial officer or any senior vice president or executive vice president of Borrower as true, correct and complete as of the date such updated schedules are delivered;

                  (l) within 5 days after filing of the annual income tax return with the Internal Revenue Service, a certificate of the chief financial officer or chief accounting officer of Borrower certifying that Borrower is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status;

                  (m) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Unencumbered Asset Pool Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property, a list of all Unencumbered Asset Pool Properties, a statement with respect to the occupancy at the end of the relevant period for each Unencumbered Asset Pool Property and a certification that each Wholly Owned Subsidiary of a Borrowing Base Entity that owns or leases such Unencumbered Asset Pool Property has no Recourse Debt other than Intercompany Liens that satisfy the limitations set forth in the definition of Permitted Liens; and

                  (n) from time to time such additional information regarding the financial position or business of the Borrower as the Administrative Agent, at the request of any Bank, may reasonably request.

                  Section 5.2       Payment of Obligations. Borrower shall pay
                                    ----------------------
and discharge and shall cause Guarantor to pay and discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, except where such tax liabilities may be contested in good faith by appropriate proceedings, and shall maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same, in any case, where failure to do so will likely result in a Material Adverse Effect.

                  Section 5.3       Maintenance of Property; Insurance.
                                    ----------------------------------

                  (a) Borrower shall keep and shall cause Guarantor to keep, and shall cause each of Borrower's Subsidiaries to keep, all property useful and necessary in its business, including, without limitation, the Real Property Assets, in good repair, working order and condition, ordinary wear and tear and the provisions of any mortgage with respect to casualty or condemnation events excepted.

                  (b) Borrower shall and shall cause Guarantor and each of Borrower's Subsidiaries to maintain "all risk" insurance covering 100% replacement cost of its real property assets with insurers having an A.M. Best policyholder's rating of not less than A-IX, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and furnish to each Bank from time to time, upon written request, copies of certificates of insurance under which such insurance is issued and such other information relating to such insurance as such Bank may reasonably request.

                  Section 5.4       Conduct of Business. Borrower shall continue
                                    -------------------
and shall cause Guarantor to continue to engage in business of the same general type as now conducted by Borrower and Guarantor, as the case may be.

                  Section 5.5       Compliance with Laws. Borrower shall comply
                                    --------------------
and shall cause Guarantor and each of Borrower's Subsidiaries to comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                  Section 5.6       Inspection of Property, Books and Records.
                                    -----------------------------------------
Borrower shall keep and shall cause Guarantor and each of Borrower's Subsidiaries to keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and shall permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

                  Section 5.7       Existence.
                                    ---------

                  (a) Borrower shall do and shall cause Guarantor and each of Borrower's Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence or its partnership existence, as applicable.

                  (b) Borrower shall do and shall cause Guarantor and each of Borrower's Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

                  Section 5.8       Financial Covenants.
                                    -------------------

                  (a)      EBITDA Interest Coverage Ratio. At all times and
                           ------------------------------
calculated as of the last day of each calendar quarter, the ratio of (i) Adjusted Annual EBITDA to (ii) the product of (x) interest (whether accrued, paid or capitalized) payable on the Debt of the Consolidated Entities for such calendar quarter and (y) four (4), shall not be less than 2:1.

                  (b)      Maximum Total Debt Ratio.  At all times and
                           ------------------------
calculated as of the last day of each calendar quarter, the Maximum Total Debt Ratio of the Consolidated Entities and their Minority Holdings shall not be greater than 55%.

                  (c)      Secured Debt to Tangible FMV Ratio. At all times and
                           ----------------------------------
calculated as of the last day of each calendar quarter, the ratio of Secured Debt of the Consolidated Entities shall not be greater than 30% of Tangible FMV.

                  (d)      Unencumbered Leverage Ratio.  At all times and
                           ---------------------------
calculated as of the last day of each calendar quarter, the Unencumbered Leverage Ratio of the Borrowing Base Entities shall not be greater than 50%.

                  (e)      Fixed Charge Coverage Ratio.  At all times and
                           ---------------------------
calculated as of the last day of each calendar quarter, the Fixed Charge Coverage Ratio of the Consolidated Entities shall not be less than 1.5:1.

                  (f)      Dividends. Borrower shall not, as determined on an
                           ---------
aggregate annual basis, pay any dividends in excess of the greater of (i) 90% of Borrower's consolidated FFO for such year or (ii) the minimum amount necessary to enable Borrower to maintain its status as a real estate investment trust. During the continuance of an Event of Default under Section 6.1(a), Borrower shall only pay those dividends necessary to maintain its status as a real estate investment trust.

                  (g)      Unencumbered Asset Pool Properties Minimum Debt
                           -----------------------------------------------
Service Coverage Ratio. At all times and calculated as of the last day of each
----------------------
calendar quarter, the Borrowing Base Entities shall maintain an Unencumbered Asset Pool Properties Minimum Debt Service Coverage Ratio of not less than 2:1, subject, however, to the Borrowing Base Entities' right to cure pursuant to
Section 2.10(c). Failure to restore compliance with this Section 5.8(g) in accordance with Section 2.10(c) shall be an immediate Event of Default.

                  (h)      Minimum Consolidated Tangible Net Worth.  The
                           ---------------------------------------
Consolidated Tangible Net Worth of Borrower shall at no time be less the sum of
(x) $1,400,000,000 and (y) 90% of the Net Offering Proceeds from and after the date hereof.

                  Section 5.9       Restriction on Fundamental Changes;
                                    -----------------------------------
Operation and Control.
---------------------

                  (a) Borrower shall carry on its business operations through Borrower and its Subsidiaries. Guarantor shall carry on its business through Guarantor and its Subsidiaries. Neither Borrower nor Guarantor shall enter into any merger or consolidation, unless Borrower or Guarantor, as applicable, is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired. Neither Borrower nor Guarantor shall hold an interest (direct or indirectly) in any subsidiary which is not a Subsidiary, or enter into other business lines, without the prior written consent of the Required Banks, except for (i) joint ventures or other equity investments in which the Consolidated Entities' interest shall have an original purchase price which shall be less than 15% of the fair market value of the Real Property Assets owned by the Consolidated Entities as of the date hereof, and (ii) Carr Real Estate Services, Inc., CarrAmerica Development, Inc., HQ Global Holdings, Inc. or any other similar service or executive office suites company and (iii) warrants and other securities received from tenants occupying (or who have occupied) any of the Real Property Assets. For purposes hereof, "fair market value" shall mean the quotient of (x) Net Operating Income with respect to the Real Property Assets owned by the Consolidated Entities as of the date hereof and (y) the FMV Cap Rate.

                  (b) Neither Borrowing Base Entity shall amend its articles of incorporation, by-laws or agreement of limited partnership, as applicable, in any material respect, without the Administrative Agent's consent, which shall not be unreasonably withheld.

                  Section 5.10      Changes in Business. The Borrowing Base
                                    -------------------
Entities shall not enter into any business which is substantially different from that conducted by the Borrowing Base Entities on the Closing Date after giving effect to the transactions contemplated by the Loan Documents.

                  Section 5.11      Fiscal Year; Fiscal Quarter.  The Borrowing
                                    ---------------------------
Base Entities shall not change their fiscal year or any of their fiscal quarters.

                  Section 5.12      Margin Stock. None of the proceeds of the
                                    ------------
Loan shall be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

                  Section 5.13      Sale of Unencumbered Asset Pool Properties.
                                    ------------------------------------------
Prior to the sale or transfer of any Unencumbered Asset Pool Property, the Borrower shall (i) deliver prior written notice to the Administrative Agent and the Banks, (ii) deliver to the Administrative Agent and the Banks a certificate from its Chief Financial Officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.20 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Administrative Agent an amount equal to that required pursuant to
Section 2.10(b).

                  Section 5.14      Liens; Release of Liens. Neither of the
                                    -----------------------
Borrowing Base Entities nor any of their Subsidiaries shall at any time during the Term directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien other than Permitted Liens on or with respect to any Unencumbered Asset Pool Property unless the same is being contested in good faith and the same is discharged, bonded off or paid within thirty (30) days of filing of such Lien. Notwithstanding the foregoing, the Borrowing Base Entities may obtain a release from the terms of this Agreement of any Unencumbered Asset Pool Property provided that Borrower has complied with
Section 2.10(b) and Section 5.13 and prior to or simultaneously with such release (i) Borrower shall pay to the Administrative Agent any amounts due pursuant to Section 2.10(b), and (ii) Borrower delivers to the Administrative Agent and the Banks a certificate from its Chief Financial Officer certifying that at the time of the release all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.20 are and after giving effect to the transaction shall continue to be true and accurate in all respects.

                  Section 5.15      Use of Proceeds. The Borrower shall use the
                                    ---------------
proceeds of the Loans solely (i) to facilitate the acquisition by Borrower (either directly or indirectly through Subsidiaries) of real properties (or interests therein) (the "New Acquisitions") which are office buildings, (ii) for
                         ----------------
other purposes related to the acquisition of office buildings (including, without limitation, the acquisition of property service companies in connection therewith and the payment of fees and other costs related to such acquisition) and (iii) for working capital and general corporate purposes. The Borrower shall not use (and shall not permit any Person to use) any of the proceeds of the Loans to satisfy any obligations under any forward equity contracts.

                  Section 5.16      Development Activities. None of the
                                    ----------------------
Consolidated Entities nor their Minority Holdings (on a pro rata basis, based upon the Consolidated Entities' ownership interest in such Minority Holdings) shall invest, in the aggregate as to all such Persons, in any development and construction activities, an amount equal to or greater than fifteen percent (15%) of Tangible FMV at any time other than (i) development of "build-to-suit" improvements which have been 85% pre-leased to tenants (in connection with which no Consolidated Entity or Minority Holdings shall have any construction completion risk) that are not Affiliated with any Consolidated Entity or Minority Holdings or (ii) development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets.

                  Section 5.17      Restriction on Recourse Debt. No Wholly
                                    ----------------------------
Owned Subsidiary of a Borrowing Base Entity which owns or leases a Real Property Asset that is an Unencumbered Asset Pool Property may incur Recourse Debt (other than Intercompany Liens that satisfy the limitations set forth in the definition of Permitted Liens).

                  Section 5.18      Borrower's Status. Borrower shall at all
                                    -----------------
times (i) remain a publicly traded company listed on the New York Stock Exchange, and (ii) maintain its status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code.

                  Section 5.19      Certain Requirements for the Unencumbered
                                    -----------------------------------------
Asset Pool Properties.
---------------------

                  (a) At all times, the Unencumbered Asset Pool Properties Value of the Unencumbered Asset Pool Properties which are less than 85% leased to tenants which are not Affiliated with any Consolidated Entity(including as leased any space for which a lease termination payment has been made to the Borrowing Base Entity or Wholly Owned Subsidiary, as applicable, but only for the period for which such payment shall cover the rental income for such space) shall not comprise more than 20% of the Unencumbered Asset Pool Properties Value. In the event that the requirements of this Section 5.19 are not satisfied, the Borrower shall be prohibited from further Borrowings unless Borrower adds a New Acquisition or Real Property Asset to the Unencumbered Asset Pool Properties in accordance with this Agreement in order to restore compliance with the requirements of this provision. Failure to restore compliance with the requirements of this Section 5.19 within 90 days of such non-compliance shall be an Event of Default.

                  (b) At all times, the Unencumbered Asset Pool Properties Value of the Unencumbered Asset Pool Properties which are Qualified Development Properties shall not comprise more than 10% of the Unencumbered Asset Pool Properties Value.

                  Section 5.20      Hedging Requirements. Each of the
                                    --------------------
Consolidated Entities shall maintain "Interest Rate Hedges" (as defined below) on a notional amount of the Debt of the Consolidated Entities and their respective Subsidiaries which, when added to the aggregate principal amount of the Debt of the Consolidated Entities and their respective Subsidiaries which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all Debt of the Consolidated Entities and their respective Subsidiaries. "Interest Rate Hedges" shall mean interest rate exchange, collar,
               --------------------
cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Administrative Agent entered into by any Consolidated Entity and/or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Consolidated Entity's and/or such Subsidiaries of increasing floating rates of interest applicable to Debt.

                  Section 5.21      CarrAmerica Realty GP Holdings, Inc.
                                    -----------------------------------
Borrower hereby covenants that at all times CarrAmerica Realty GP Holdings, Inc. shall remain a Wholly Owned Subsidiary of Borrower.

                                   ARTICLE VI

                                    DEFAULTS

                  Section 6.1       Events of Default.  If one or more of the
                                    -----------------
following events ("Events of Default") shall have occurred and be continuing:
                   -----------------

                  (a) Borrower shall fail to pay when due any principal of any Loan, or Borrower shall fail to pay when due any interest on any Loan, provided, however, that Borrower shall be entitled to a three (3) Domestic Business Day grace period with respect thereto but only as to two (2) payments of interest during the Term, or Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any fees or other amounts payable hereunder;

                  (b) either of the Borrowing Base Entities, as applicable, shall fail to observe or perform any covenant contained in Sections 5.7(a), 5.8 to 5.19, inclusive, or 5.21, subject to any applicable grace periods set forth therein;

                  (c) either of the Borrowing Base Entities, as applicable, shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to Borrower by the Administrative Agent;

                  (d) any representation, warranty, certification or statement made by either of the Borrowing Base Entities in this Agreement, the Guaranty or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) any of the Consolidated Entities shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt or Debt guaranteed by such party (other than the Obligations and provided that such Debt is in an aggregate amount of Ten Million Dollars ($10,000,000) or more) and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any of the Consolidated Entities shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case the effect of such default, event or condition is to accelerate the maturity of any such Debt or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

                  (f) any of the Consolidated Entities shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (g) an involuntary case or other proceeding shall be commenced against any of the Consolidated Entities seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any Consolidated Entity under the federal bankruptcy laws as now or hereafter in effect;

                  (h) either of Borrowing Base Entities shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

                  (j) one or more final nonappealable judgments or decrees in an aggregate amount of six percent (6%) or more of the Consolidated Tangible Net Worth of Borrower as of such date shall be entered by a court or courts of competent jurisdiction against any Consolidated Entity (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty
(30) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

                  (k) (i) any Environmental Claim shall have been asserted against any Consolidated Entities or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Materials of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against any of the Consolidated Entities or any Environmental Affiliate, or (iii) any of the Consolidated Entities or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in the case of clauses (i), (ii) or (iii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

                  (l) during any consecutive two year period commencing on or after the date hereof, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by the Board of Directors or whose nomination for election by Borrower stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in the office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; or

                  (m) Borrower shall cease at any time to qualify as a real estate investment trust under the Internal Revenue Code.

                  Section 6.2       Rights and Remedies. (a) Upon the occurrence
                                    -------------------
of any Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent may exercise any of its rights and remedies hereunder and by written notice to the Borrower, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower.

                  (b) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default other than any Event of Default described in Sections 6.1(f) or (g), the Administrative Agent shall not exercise any of its rights and remedies hereunder nor declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable, until such time as the Administrative Agent shall have delivered a notice to the Banks specifying the Event of Default which has occurred and whether Administrative Agent recommends the acceleration of the Obligations due hereunder or the exercise of other remedies hereunder. The Banks shall notify the Administrative Agent if they approve or disapprove of the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Administrative Agent within five (5) Domestic Business Days after receipt of such notice. If any Bank shall not respond within such five (5) Domestic Business Day period, then such Bank shall be deemed to have accepted Administrative Agent's recommendation for acceleration of the Obligations due hereunder or the exercise of such other remedy. If the Required Banks shall approve the acceleration of the Obligations due hereunder or the exercise of such other remedy, then Administrative Agent shall declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable or exercise such other remedy approved by the Required Banks. If the Required Banks shall disapprove the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Administrative Agent, but approve of another remedy, then to the extent permitted hereunder, Administrative Agent shall exercise such remedy.

                  Section 6.3       Notice of Default. If the Administrative
                                    -----------------
Agent shall not already have given any notice to the Borrower under Section 6.1, the Administrative Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

                  Section 6.4       Actions in Respect of Letters of Credit.
                                    ---------------------------------------
(a) If, at any time and from time to time, any Letter of Credit or Existing Letter of Credit, as applicable, shall have been issued hereunder and an Event of Default shall have occurred and be continuing, then, upon the occurrence and during the continuation thereof, the Administrative Agent may, whether in addition to the taking by the Administrative Agent of any of the actions described in this Article or otherwise, make a demand upon the Borrower to, and forthwith upon such demand (but in any event within ten (10) days after such demand), the Borrower shall, pay to the Administrative Agent, on behalf of the Banks, in same day funds at the Administrative Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit
                                                               ----------------
Collateral Account") to be maintained in the name of the Administrative Agent
------------------
(on behalf of the Banks) and under its sole dominion and control at such place as shall be designated by the Administrative Agent, an amount equal to the amount of the Letter of Credit Usage under the Letters of Credit and Existing Letters of Credit. Interest shall accrue on the Letter of Credit Collateral Account at a rate equal to the rate on overnight funds.

                  (b) The Borrower hereby pledges, assigns and grants to the Administrative Agent, as administrative agent for its benefit and the ratable benefit of the Banks a lien on and a security interest in, the following collateral (the "Letter of Credit Collateral"):
                 ---------------------------

                           (i)      the Letter of Credit Collateral Account, all
cash deposited therein and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

                           (ii)     all notes, certificates of deposit and other
instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of Borrower in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

                           (iii)    all interest, dividends, cash, instruments
and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

                           (iv)     to the extent not covered by the above
clauses, all proceeds of any or all of the foregoing Letter of Credit
Collateral.

The lien and security interest granted hereby secures the payment of all obligations of the Borrower now or hereafter existing hereunder and under any other Loan Document.

                  (c) The Borrower hereby authorizes the Administrative Agent for the ratable benefit of the Banks to apply, from time to time after funds are deposited in the Letter of Credit Collateral Account, funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Administrative Agent may elect, as shall have become due and payable by the Borrower to the Banks in respect of the Letters of Credit and Existing Letters of Credit.

                  (d) Neither Borrower nor any Person claiming or acting on behalf of or through Borrower shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in Section 6.4(h) hereof.

                  (e) Borrower agrees that it shall not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 6.4.

                  (f) If any Event of Default shall have occurred and be continuing:

                           (i)      The Administrative Agent may, in its sole
discretion, without notice to the Borrower except as
required by law and at any time from time to time, charge, set off or otherwise apply all or any part of first, (x) amounts previously drawn on any Letter of
                         -----
Credit or Existing Letter of Credit, as applicable, that have not been reimbursed by the Borrower and (y) any Letter of Credit Usage described in clause (ii) of the definition thereof that are then due and payable and second,
                                                                        ------
any other unpaid Obligations then due and payable against the Letter of Credit Collateral Account or any part thereof, in such order as the Administrative Agent shall elect. The rights of the Administrative Agent under this Section 6.4 are in addition to any rights and remedies which any Bank may have.

                           (ii)     The Administrative Agent may also exercise,
in its sole discretion, in respect of the Letter of Credit Collateral Account, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time.

                  (g) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that, assuming such treatment, the Administrative Agent shall not have any responsibility or liability with respect thereto.

                  (h) At such time as all Events of Default have been cured or waived in writing, all amounts remaining in the Letter of Credit Collateral Account shall be promptly returned to the Borrower. Absent such cure or written waiver, any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the Obligations of the Borrower hereunder and under any other Loan Document after the Maturity Date shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

                  Section 7.1       Appointment and Authorization. Each Bank
                                    -----------------------------
irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                  Section 7.2       Administrative Agent and Affiliates. Chase
                                    -----------------------------------
shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Chase and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower and/or Guarantor or any subsidiary or affiliate of the Borrower or Guarantor as if it were not the Administrative Agent hereunder, and the term "Bank" and "Banks" shall include Chase in its individual capacity.

                  Section 7.3       Action by Administrative Agent. The
                                    ------------------------------
obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

                  Section 7.4       Consultation with Experts. The
                                    -------------------------
Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  Section 7.5       Liability of Administrative Agent. Neither
                                    ---------------------------------
the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or Guarantor; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

                  Section 7.6       Indemnification. Each Bank shall, ratably in
                                    ---------------
accordance with its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

                  Section 7.7       Credit Decision. Each Bank acknowledges that
                                    ---------------
it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                  Section 7.8       Successor Administrative Agent. The
                                    ------------------------------
Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation or the removal of the Administrative Agent in accordance with Section 7.11, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

                  Section 7.9       Administrative Agent's Fee. The Borrower
                                    --------------------------
shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Administrative Agent.

                  Section 7.10      Copies of Notices. Administrative Agent
                                    -----------------
shall deliver to each Bank a copy of any notice sent to either Borrower or Guarantor by Administrative Agent in connection with the performance of its duties as Administrative Agent hereunder.

                  Section 7.11      Removal of Administrative Agent. If the
                                    -------------------------------
Administrative Agent shall breach any of its material obligations under this Agreement, then, upon consent of the Required Banks (other than the Administrative Agent), the Administrative Agent may be removed as Administrative Agent hereunder. Upon any such removal of the Administrative Agent in accordance with this Section 7.11, the Required Banks shall have the right to appoint a successor Administrative Agent in accordance with Section 7.8.

                                  ARTICLE VIII



                             CHANGE IN CIRCUMSTANCES



                  Section 8.1 Basis for Determining Interest Rate Inadequate or

                              -------------------------------------------------
Unfair. If on or prior to the first day of any Interest Period for any

------
Euro-Dollar Borrowing or Money Market LIBOR Borrowing:



                  (a) the Administrative Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or



                  (b) Banks having 50% or more of the aggregate amount of the

Commitments advise the Administrative Agent that the Adjusted London Interbank

Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Administrative Agent at least two

Domestic Business Days before the date of any Euro-Dollar Borrowing or Money

Market LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Borrowing is a Committed
 Borrowing, such Borrowing shall instead be made as an Alternate Base
Rate
 Borrowing and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the
 Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the

Interest Period applicable thereto at the Alternate Base Rate for such day.



                  Section 8.2 Illegality. If, after the date of this Agreement,

                              ----------
the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive

(whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its

Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or

Money Market LIBOR Loans or to participate in any Letter of Credit or Existing

Letter of Credit, as applicable, issued by the Fronting Bank or, with respect to the Fronting Bank, to issue any Letters of Credit and Existing Letters of

Credit, and such Bank shall so notify the Administrative Agent, the

Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the

Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Money

Market LIBOR Loans or to participate in any Letter of Credit or Existing Letter of Credit, as applicable, issued by the Fronting Bank or, with respect to the

Fronting Bank, to issue any Letters of Credit and Existing Letters of Credit,

shall be suspended. With respect to Euro-Dollar Loans or Money Market LIBOR

Loans, before giving any notice to the Administrative Agent pursuant to this

Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market LIBOR Loans (as the case may
 be) to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such

Euro-Dollar Loan or Money Market LIBOR Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow an Alternate Base Rate Loan in an equal principal amount from such

Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Money Market LIBOR Loan of the other Banks),

and such Bank shall make such an Alternate Base Rate Loan.



                  Section 8.3       Increased Cost and Reduced Return.

                                    ---------------------------------


                  (a) If on or after (x) the date hereof, in the case of any

Committed Loan or any obligation to make Committed Loans or (y) the date of the applicable Money Market Quote, in the case of any Money Market Loan, the adoption of any
applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its

Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve
 System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending
 Office) or shall impose on any Bank (or its Applicable
Lending Office) or on the
 London interbank market any other condition affecting its Euro-Dollar Loans or
 Money Market LIBOR Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any such Loans, or to reduce the amount of any sum received or receivable by such Bank (or its
 Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will
compensate such Bank for such increased
 cost or reduction.



                  (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy
 (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level
below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank
(with
 a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.



                  (c) Each Bank will promptly notify the Borrower and the

Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this

Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such
 Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such
 Bank may use any reasonable averaging and attribution methods.



                  Section 8.4       Taxes.

                                    -----


                  (a) Any and all payments by or on behalf of the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions,

charges or withholdings, and all liabilities with respect thereto, excluding,
                                                                   ---------
in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's
Applicable Lending Office, the
 jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions,

charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                                                        -----
If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit or Existing

Letter of Credit, as applicable, or participation therein to any Bank or the

Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank, the Fronting Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative

Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.



                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or Letter of Credit or Existing Letter of Credit, as applicable, or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit or Existing Letter of
 Credit, as applicable, or participation therein (hereinafter referred to as

"Other Taxes").

 -----------


                  (c) The Borrower agrees to indemnify each Bank, the Fronting

Bank and the Administrative Agent for the full amount of Taxes or Other Taxes

(including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank,

the Fronting Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank, the Fronting Bank or the Administrative Agent (as the case may be)
 makes demand therefor.

                  (d) Each Bank organized under the laws of a jurisdiction

outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other
 Bank, and from time to time thereafter if requested in writing by the Borrower
 (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8-BEN or W-9-
ECI, as
 appropriate, or any successor form prescribed by the Internal Revenue
Service,
 certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this
 Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United
 States interest withholding tax rate in
excess of zero (or would have indicated
 such a withholding tax rate if such
form had been submitted and completed
 accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in
excess of zero at any time for any reason
 (other than solely by reason of a
change in United States law or regulation or a
 change in any treaty to which
the United States is a party after the date
 hereof), withholding tax at such
rate shall be considered excluded from "Taxes"
 as defined in Section 8.4(a). In
addition, any amount that otherwise would be
 considered "Taxes" or "Other
Taxes" for purposes of this Section 8.4 shall be
 excluded therefrom if the Bank
either has transferred the domicile of its Loans
 pursuant to Section 9.12 or
changed the Applicable Lending Office with respect
 to such Loans and such
amount would not have been incurred had such transfer or change not been made.



                  (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d)

(unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section

8.4(a) with respect to Taxes imposed by the United States; provided, however,

                                                           --------  -------
that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.



                  (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.



                  Section 8.5 Alternate Base Rate Loans Substituted for
                              -----------------------------------------
Affected
 Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-
---------------------------
Dollar Loans
 has been suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business
Days' prior notice to
 such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:



                  (a) all Loans which would otherwise be made by such Bank as

Euro-Dollar Loans shall be made instead as Alternate Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related

Euro-Dollar Loans of the other Banks), and



                  (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-
Dollar
 Loans shall be applied to repay its Alternate Base Rate Loans instead.

                                   ARTICLE IX



                                  MISCELLANEOUS



                  Section 9.1       Notices.  All notices, requests and other

                                    -------
communications to any party hereunder shall be in writing (including bank wire,

facsimile transmission or similar writing) and shall be given to such party:
(x)
 in the case of the Borrower or the Administrative Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Hogan & Hartson L.L.P., 555 13th

Street, N.W., Washington, D.C. 20004, Attention: J. Warren Gorrell, Jr., Esq.,

Telephone: (202) 637-5600, Telecopy: (202) 637-5910, and in the case of the

Administrative Agent, to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times

Square, New York, New York 10036, Attention: Martha Feltenstein, Esq.,

Telephone: (212) 735-2272, Telecopy: (212) 735-2000, (y) in the case of any

Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent, the Banks, and the Borrower.
Each
 such notice, request or other communication shall be effective (i) if given by
 telecopy, when such telecopy is transmitted to the telecopy number specified in
 this Section, (ii) if given by mail, 72 hours after such
communication is
 deposited in the mails with first class postage prepaid,
addressed as aforesaid
 or (iii) if given by any other means, when delivered at
the address specified in
 this Section; provided that notices to the
                                        --------
Administrative Agent under
 Article II or Article VIII shall not be effective until received.



                  Section 9.2 No Waivers. No failure or delay by the

                              ----------
Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 9.3       Expenses; Indemnification.

                                    -------------------------


                  (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom,

local counsel for the Administrative Agent, and travel, environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and
 (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the
 Administrative Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Administrative
Agent and each of the
 Banks in connection with the enforcement of the Loan
Documents and the
 instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.



                  (b) The Borrower agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors,

officers, agents, subsidiaries and employees of the foregoing (each an

"Indemnitee") and hold each Indemnitee harmless from and against any and all

 ----------
liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan
 Documents or the execution, delivery or performance of any Loan Document, (ii)
 any violation by the Borrower or the Environmental
Affiliates of any applicable
 Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower, any
 Consolidated Entity or any of the Environmental
Affiliates, including, without
 limitation, all
on-site and off-site activities involving Materials of Environmental Concern,

(iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Administrative Agent and the Banks of any Lien in

any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Administrative Agent and the Banks of
 their rights and remedies (including, without limitation, foreclosure) under any
 agreements creating any such Lien (but excluding, as to any Indemnitee, any such
 losses, liabilities, claims, damages, expenses, obligations, penalties, actions,
 judgments, suits, costs or disbursements incurred solely by reason of
(i) the
 gross negligence or willful misconduct of such Indemnitee as finally determined
 by a court of competent jurisdiction and (ii) any investigative, administrative
 or judicial proceeding imposed or asserted against any
Indemnitee by any bank
 regulatory agency or by any equity holder of such
Indemnitee). The Borrower's
 obligations under this Section shall survive the
termination of this Agreement,
 an assignment by a Bank pursuant to Section 9.7
                                                                    -----------
and/or the payment of the
 Obligations.



                  (c) The Borrower shall pay, and hold the Administrative Agent and each of the Banks harmless from and against, any and all present and future

U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank)
 to pay such taxes.



                  Section 9.4 Sharing of Set-Offs. In addition to any rights
                              -------------------
now
 or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the
 Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such
 Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the

Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in

Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of
 a proportion of the aggregate amount of principal and interest due with respect
 to any Note held by it or Letter of Credit or Existing Letter of
Credit, as
 applicable, participated in by it, or, in the case of the Fronting
Bank, Letter
 of Credit or Existing Letter of Credit, as applicable, issued by it, which is
 greater than the proportion received by any other Bank or Letter of Credit or
 Existing Letter of Credit, as applicable, issued or participated in by such
 other Bank, in respect of the aggregate amount of principal and interest due
 with respect to any Note held by such other Bank, the Bank
receiving such
 proportionately greater payment shall purchase such
participations in the Notes
 held by the other Banks or Letter of Credit or
Existing Letter of Credit, as
 applicable, issued or participated in by such
other Bank, and such other
 adjustments shall be made, as may be required so
that all such payments of
 principal and interest with respect to the Notes held
by the Banks or Letter of
 Credit or Existing Letter of Credit, as applicable,
issued or participated in by
 such other Banks shall be shared by the Banks pro
rata; provided that nothing in
 this Section shall impair the right of any Bank
      --------
to exercise any right of set-off
 or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than their indebtedness under the Notes or the Letters of Credit and
Existing Letters of Credit. The Borrower
 agrees, to the fullest extent it may
effectively do so under applicable law,
 that any holder of a participation in a
Note or Letter of Credit or Existing
 Letter of Credit, as applicable,, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.



                  Section 9.5       Amendments and Waivers. Any provision of

                                    ----------------------
this Agreement, the Notes, the Guaranty, the Letters of Credit, the Existing

Letters of Credit or other Loan Documents may be amended or waived if, but only if, such
amendment or waiver is in writing and is signed by the Borrower and the
Required
 Banks (and, if the rights or duties of the Administrative Agent are affected
 thereby, by the Administrative Agent); provided that no such amendment
                                                 --------
or waiver
 shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees specified herein, including, without limitation, the waiver of any Default or Event of Default in the payment of interest, principal or fees hereunder if such waiver would result in a permanent reduction in the amount or change in the timing of the payment of interest, principal or fees payable hereunder by Borrower, unless the Borrower has cured such Default or Event of Default and paid all amounts, including any default interest, due hereunder at the time a request for consent is made by
 Administrative Agent to the Banks to the waiver of any Default or Event of
 Default in the payment of interest, principal or fees hereunder, in which event only the consent of the Required Banks to the waiver of such Default or Event of
 Default shall be required, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of
 Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (v) release
 Guarantor from any obligation pursuant to the Guaranty or (vi) amend the provisions of this Section 9.5. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby,
(a) subject such Designated
 Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone
any date fixed for any payment of
 principal of, or interest on, or other
amounts due with respect to the
 Designated Lender Note made payable to the Designated Lender.

                  Section 9.6       Successors and Assigns.

                                    ----------------------


                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of their rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.



                  (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its

                            -----------
Commitment or any or all of its Loans provided that each participation shall be

                                      --------
in an amount of not less than $5,000,000 if such participation is to a Person other than an affiliate of such Bank. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the

Borrower, Guarantor and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this

Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and the

Guarantor under the Guaranty, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this
Agreement
 or the Guaranty, as applicable; provided that such participation
                                           --------
agreement may
 provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii),
(iv), (v) or (vi) of
 Section 9.5 without the consent of the Participant. The
Borrower agrees that
 each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII and
Section 2.13 with respect to its
 participating interest (but not in excess of the principal). An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this
Agreement only to the extent of a
 participating interest granted in accordance with this subsection (b).



                  (c) Any Bank may at any time assign to one or more Eligible

Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the
other Loan Documents, and such Eligible Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially
 the form of Exhibit C attached hereto executed by such Eligible
                           ---------
Assignee and
 such transferor Bank, with (and subject to) the consent of the
Administrative
 Agent (which consent shall not be unreasonably withheld or
delayed) and,
 provided no Event of Default shall have occurred and be
continuing, the
 Borrower, which consent shall not be unreasonably withheld or delayed provided that each such assignment shall be in an amount of not less
        -------------
than $5,000,000 if
 such assignment is to a Person other than an affiliate of such Bank; and
 provided further that if an Eligible Assignee is an affiliate of such transferor
 Bank or was a Bank immediately prior to such assignment, no consent from with
 Administrative Agent or Borrower shall be required. Upon execution and delivery of such instrument and payment by such Eligible Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Eligible Assignee, such Eligible Assignee shall be a Bank party to this
 Agreement and shall have all the rights and obligations of a Bank with a
 Commitment as set forth in such instrument of assumption, and the transferor
 Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor
 Bank, the Administrative Agent, and the Borrower, if applicable, shall make appropriate arrangements so that, if required, a new
Note or Notes are issued to
 the Eligible Assignee. In connection with any such assignment, the transferor
 Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Eligible Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or
withholding of any United States federal income
 taxes in accordance with
Section 8.4.



                  (d) Any Bank (each, a "Designating Lender") may at any time

                                         ------------------
designate one Designated Lender to fund Money Market Loans on behalf of such

Designating Lender subject to the terms of this Section 9.6(d) and the provisions in Section 9.6(b) and (c) shall not apply to such designation. No

Bank may designate more than one (1) Designated Lender at a time.

The parties to each such designation shall execute and deliver to the

Administrative Agent for its acceptance a Designation Agreement in the form of

Exhibit G hereto. Upon such receipt of an appropriately completed Designation

Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Administrative Agent will accept such Designation

Agreement and will give prompt notice thereof to the Borrower, whereupon, (i)

the Borrower shall execute and deliver to the Designating Bank a Designated

Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated
Lender
 shall become a party to this Agreement with a right (subject to the provisions of Section 2.3(d)) to make Money Market Loans on behalf of its Designating
 Lender pursuant to Section 2.3 after the Borrower has accepted a Money Market
 Loan (or portion thereof) of the Designating Lender, and (iii) the Designated
 Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated
 Lender which is not otherwise required to repay obligations of such Designated
 Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Agents and the Banks for each and every of the obligations of the Designating Lender and its related
 Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each
Designating Lender shall
 serve as the administrative agent of the Designated
Lender and shall on behalf
 of, and to the exclusion of, the Designated Lender:
(i) receive any and all
 payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan
Documents. Any such notice,
 communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the
 Designated Lender on its own behalf. The Borrower, the Administrative Agent, the
 Agents and the Banks may rely
thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.6 (b) and (c).



                  (e) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note and the Letters of Credit and Existing

Letters of Credit, as applicable, participated in by such Bank (as a Fronting

Bank) or, in the case of the Fronting Bank, issued by it, to a Federal Reserve

Bank. No such assignment shall release the transferor Bank from its obligations hereunder.



                  (f) No Eligible Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section
 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2,
8.3 or 8.4
 requiring such Bank to designate a different Applicable Lending
Office under
 certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.



                  Section 9.7       Governing Law; Submission to Jurisdiction.

                                    -----------------------------------------


                  (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE
RIGHTS
 AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE
CONSTRUED IN
 ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK (WITHOUT
 GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW).



                  (b) Any legal action or proceeding with respect to this

Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New

York or of the United States of America for the Southern District of New York,

and, by execution and delivery of this Agreement, Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the
aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other
 Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative
 Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.



                  Section 9.8 Marshalling; Recapture. Neither the
                              ----------------------
Administrative
 Agent nor any Bank shall be under any obligation to marshall any assets in favor of the Borrower or any other party or against or in payment of any or all of the
 Obligations. To the extent any Bank receives any payment by or on behalf of the
 Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to either Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.



                  Section 9.9 Counterparts; Integration; Effectiveness. This

                              ----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the

Administrative Agent of counterparts hereof signed by each of the parties hereto
 (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of other written confirmation from such party of execution of a counterpart hereof by such party).



                  Section 9.10 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE

                               --------------------
ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT
TO
 TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                  Section 9.11 Survival. All indemnities set forth herein shall

                               --------
survive the execution and delivery of this Agreement and the other Loan

Documents and the making and repayment of the Loans hereunder.



                  Section 9.12 Domicile of Loans. Subject to the provisions of

                               -----------------
Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.



                  Section 9.13 Limitation of Liability. (a) No claim may be
                               -----------------------
made
 by the Borrower or any other Person against the Administrative Agent or any Bank or the affiliates, subsidiaries, directors, officers, employees, attorneys or agents of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other
 Loan Documents, or any act, omission or event occurring in connection therewith;
 and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.



                  (b) The Administrative Agent or any Bank may look to all the assets of the Borrower in seeking to enforce the Borrower's liability and obligations hereunder, and the lien of any judgment against the Borrower and any proceeding instituted on, under or in connection with any Note or any of the other Loan Documents shall extend to all property now or hereafter owned by the
 Borrower, except as set forth in Sections 6.2 and 9.3.

                  Section 9.14      Confidentiality.

                                    ---------------


                  Prior to the occurrence and continuance of an Event of Default and except in connection with the sale or assignment or potential sale or assignment of any Bank's Commitment or portion of its Commitment pursuant to
 Section 9.6, each Bank agrees that it will use reasonable efforts, consistent with its customary policies for maintaining information as confidential, not to disclose without the prior consent of the Borrower (other than to its affiliates, subsidiaries, directors, agents, employees, auditors, counsel or other professional consultants, provided that each such recipient shall either agree to be bound by the terms of this Section 9.14 or is otherwise bound to keep such information confidential on a similar basis pursuant to professional ethical obligations) any information with respect to the Borrower, Guarantor, any Subsidiary thereof or any of their assets or properties which is furnished pursuant to this Agreement or any Loan Documents and which is designated as confidential, provided that any Bank may disclose any such information (a) that has become generally available to the public
(other than as a consequence of any
 Bank's breach of this Section 9.14), (b) as may be required or appropriate in any report, statement or testimony submitted to any local, state or federal regulatory body having or claiming to have jurisdiction over such Bank, any nationally recognized rating agency or similar organization, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in connection with the enforcement of the rights and exercise of any remedies of the Administrative
Agent and the Banks hereunder and
 under the other Loan Documents or (e) in order to comply with any applicable law, order, regulation or ruling; provided, further that in the case of the foregoing clauses (b), (c), (d) or (e), such Bank shall use reasonable efforts to give Borrower prior notice of any such disclosure.



                  Section 9.15      Intentionally Omitted.

                                    ---------------------


                  Section 9.16 No Bankruptcy Proceedings. Each of the Borrower,

                               -------------------------
the Banks, the Administrative Agent, and the Agents hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization,

arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

                  IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                       CARRAMERICA REALTY CORPORATION





                                       By: /s/ THOMAS LEVY

                                           --------------------------
                                           Name: Thomas Levy

                                           Title: Sr. Vice President



                                           1850 K Street, N.W.

                                           Washington, D.C.  20006

                                           Telecopy number:

 .

                                Total Commitments
                                -----------------


$500,000,000


                                              THE CHASE MANHATTAN BANK, as
                                              Administrative Agent


                                              By: /s/ MARC E. COSTANTINO
                                              Name: Marc E. Costantino
                                              Title: Vice President


                                              Loan and Agency Services:

                                              One Chase Manhattan Plaza
                                              8th Floor
                                              New York, New York 10081
                                              Telecopy: (212) 552-5701

                                              The Chase Manhattan Bank
                                              270 Park Avenue
                                              New York, New York 10017
                                              Attn: Marc Costantino
                                              Telecopy: (212)270-3513

                                                      and

                                              The Chase Manhattan Bank
                                              270 Park Avenue
                                              New York, New York 10017
                                              Attn: William Viets, Esq.
                                              Telecopy: (212)270-2873

                                              BANK OF AMERICA, N.A., as
                                              Syndication Agent
                                              By: /s/ PATRICK TROWBRIDGE
                                              Name: Patrick Trowbridge
                                              Title: Vice President


                                              Eileen Hale
                                              Bank of America, N.A.
                                              901 Main St. - 51st Floor
                                              Dallas, TX 75202
                                              Telephone: (214) 209-0443
                                              Fax: (214) 209-1571

                                              PNC BANK, NATIONAL ASSOCIATION
                                              as Documentation Agent


                                              By: /s/ CONNIE BOND STUART
                                              Name: Connie Bond Stuart
                                              Title: Senior Vice President


                                              William R. Lynch
                                              PNC Bank, National Association
                                              1401 Eye Street NW
                                              Suite 200
                                              Washington, DC  20005
                                              Telephone:  (202) 393-3730
                                              Fax: (202) 393-1545

                                              COMMERZBANK AG, NEW YORK BRANCH
                                              as Documentation Agent


                                              By: /s/ E. MARCUS PERRY
                                              Name: E. Marcus Perry
                                              Title: Assistant Vice President


                                              Marcus Perry
                                              Assistant Vice President
                                              Commerzbank AG
                                              2 World Financial Center
                                              New York, New York  10281
                                              Telephone: (212) 266-7646
                                              Fax: (212) 266-7565

                                              /s/ RALPH C. MARRA
                                              Vice President

                                              FIRST UNION NATIONAL BANK
                                              as Documentation Agent


                                              By: /s/ REX E. RUDY
                                              Name: Rex E. Rudy
                                              Title:  Director


                                              First Union National Bank
                                              One First Union, NC5604
                                              Charlotte, NC 28288
                                              Attention: Rex E. Rudy
                                              Telephone: (704) 383-6506
                                              Fax: (704) 383-6205

$47,000,000                                   THE CHASE MANHATTAN BANK,
                                              as Bank


                                              By: /s/ MARCH E. COSTANTINO
                                              Name: March E. Costantino
                                              Title: Vice President


                                              One Chase Manhattan Plaza
                                              8th Floor
                                              New York, New York 10081
                                              Telecopy: (212) 552-5701

                                              The Chase Manhattan Bank
                                              270 Park Avenue
                                              New York, New York 10017
                                              Attn: Marc Costantino
                                              Telecopy: (212)270-3513

                                                        and

                                              The Chase Manhattan Bank
                                              270 Park Avenue
                                              New York, New York 10017
                                              Attn: William Viets, Esq.
                                              Telecopy: (212)270-2873

$47,000,000                                   BANK OF AMERICA, N.A.,
                                              as Bank


                                              By: /s/ PATRICK TROWBRIDGE
                                              Name: Patrick Trowbridge
                                              Title: Vice President


                                              Eileen Hale
                                              Bank of America, N.A.
                                              901 Main St. - 51st Floor
                                              Dallas, TX 75202
                                              Telephone: (214) 209-0443
                                              Fax: (214) 209-1571

$47,000,000                                   PNC BANK, NATIONAL ASSOCIATION,
                                              as Bank


                                              By: /s/ CONNIE BOND STUART
                                              Name: Connie Bond Stuart
                                              Title: Senior Vice President


                                              William R. Lynch
                                              PNC Bank, National Association
                                              1401 Eye Street NW
                                              Suite 200
                                              Washington, DC  20005
                                              Telephone:  (202) 393-3730
                                              Fax: (202) 393-1545

$47,000,000                                   COMMERZBANK AG, NEW YORK BRANCH,
                                              as Bank


                                              By: /s/ E. MARCUS PERRY
                                              Name: E. Marcus Perry
                                              Title: Assistant Vice President


                                              By: /s/ RALPH C. MARRA
                                              Name: Ralph C. Marra
                                              Title: Vice President


                                              Marcus Perry
                                              Assistant Vice President
                                              Commerzbank AG
                                              2 World Financial Center
                                              New York, New York  10281
                                              Telephone: (212) 266-7646
                                              Fax: (212) 266-7565

$47,000,000                                   FIRST UNION NATIONAL BANK,
                                              as Bank


                                              By: /s/ REX E. RUDY
                                              Name: Rex E. Rudy
                                              Title: Director


                                              First Union National Bank
                                              One First Union, NC5604
                                              Charlotte, NC 28288
                                              Attention: Rex E. Rudy
                                              Telephone: (704) 383-6506
                                              Fax: (704) 383-6205

$35,000,000                                   NATIONAL AUSTRALIA BANK LIMITED,
                                              NEW YORK BRANCH (ACN 004 044 937),
                                              as Bank


                                              By: /s/ CRAIG C. MANNING
                                              Name: C.C. Manning
                                              Title: Vice President


                                              Craig Manning
                                              National Australia Bank Limited
                                              Real Estate Finance
                                              200 Park Avenue, 34th Floor
                                              New York, New York  10166
                                              Telephone: (212) 916-9509
                                              Fax: (212) 983-7360

$35,000,000                                   US BANK NATIONAL ASSOCIATION,
                                              as Bank


                                              By: /s/ SHERRY REYNOLDS
                                              Name: Sherry Reynolds
                                              Title:Assistant Vice President


                                              Sherry Reynolds,
                                              Loan Administrator
                                              U.S. Bank National Association
                                              601 Second Avenue South, MPFP0509
                                              Minneapolis, Minnesota 55402

$35,000,000                                   WACHOVIA BANK, N.A.,
                                              as Bank


                                              By: /s/ C. ROBERT CARTER II
                                              Name: C. Robert Carter II
                                              Title: Vice President


                                              By:
                                                  --------------------------
                                              Name:
                                              Title:


                                              By:
                                                  --------------------------
                                              Name:
                                              Title:


                                              Rob Carter
                                              Wachovia Bank, N.A.
                                              191 Peachtree Street, NE
                                              Atlanta, GA 30303
                                              Telephone: (404) 332-4841
                                              Fax: (404) 332-4066

$35,000,000                                   WELLS FARGO BANK, NATIONAL
                                              ASSOCIATION, as Bank


                                              By: /s/ A. JEFFREY JACOBSON
                                              Name: A. Jeffrey Jacobson
                                              Title: Vice President


                                              Jeff Jacobson, Relationship
                                              Manager
                                              Wells Fargo Bank
                                              202 K Street, NW, Suite 420
                                              Washington, DC 20006
                                              Telephone: (202) 261-4652
                                              Fax: (202) 296-6036

$25,000,000                                   AmSOUTH BANK,
                                              as Bank


                                              By: /s/ ARTHUR J. SHARBEL III
                                              Name: Arthur J. Sharbel III
                                              Title: Vice President


                                              By:
                                                  --------------------------
                                              Name:
                                              Title:


                                              Robert Blair
                                              AmSouth Bank of Alabama
                                              1900 5th Avenue North Bldg AST9
                                              Birmingham, AL 35203
                                              Telephone: (205) 326-4071
                                              Fax: (205) 326-4075

$25,000,000                                   SOUTHTRUST BANK,
                                              as Bank


                                               By: /s/ SIDNEY CLAPP
                                               Name: Sidney Clapp
                                               Title: Loan Officer


                                               Sidney Clapp
                                               SouthTrust Bank, N.A.
                                               420 North 20th Street
                                               11th Floor, Corporate Banking
                                               Birmingham, AL 35203
                                               Telephone: (205) 254-4183
                                               Fax: (205) 254-8270

$20,000,000                                   CITICORP REAL ESTATE, INC.,
                                              as Bank


                                              By: /s/ MICHAEL S. CHLOPAK
                                              Name: Michael S. Chlopak
                                              Title:Vice President



                                              Citicorp Real Estate, Inc.
                                              390 Greenwich Street - 1st Floor
                                              Telephone: (212) 723-5899

$20,000,000                                   BAYERISCHE HYPO-UND VEREINSBANK
                                              AG, as Bank


                                              By: /s/ CHRISTINE ELCIK
                                              Name: Christine Elcik
                                              Title: Associate Director


                                              By: /s/ MEGGAN WALSH
                                              Name:
                                              Title:


                                              Christine Elcik
                                              BAYERISCHE HYPO-UND VEREINSBANK AG
                                              622 Third Avenue - 29th Floor
                                              New York, NY  10017
                                              Telephone: (212) 672-5740
                                              Fax: (212) 672-5527

$20,000,000                                   SUNTRUST BANK,
                                              as Bank


                                              By: /s/ GREGORY T. HORSTMAN
                                              Name: Gregory T. Horstman
                                              Title: Senior Vice President


                                              Gregory T. Horstman
                                              SunTrust Bank
                                              8245 Boone Blvd, Suite 820
                                              Vienna, VA 22182
                                              Telephone: (703) 902-9384
                                              Fax: (703) 902-9245

$15,000,000                                   KBC BANK NV,
                                              as Bank


                                              By: /s/ KENNETH D. CONNOR
                                              Name: Kenneth D. Connor
                                              Title: Vice President, Real Estate


                                              By: /s/ RIK SCHAERLINCK
                                              Name: Rik Schaerlinck
                                              Title: Sr. Vice President &
                                              General Manager


                                              Kenneth D. Connor,
                                              Vice President
                                              KBC Bank NV
                                              125 West 55th Street
                                              New York, New York 10019
                                              Telephone: (212) 541-0623
                                              Fax: (212) 541-0740

                                  SCHEDULE 2.18
                                  -------------


                           EXISTING LETTERS OF CREDIT


LOC #       Beneficiary                        Expiry      Amount     LOC Type

S-868157    General Electric Capital Corp.     08/25/01    $1.4M      Financial


S-869174    SunAmerica Life Insurance Co. 0    8/26/01     $1.175M    Financial; Auto Renewal (30 days)

                                  SCHEDULE 4.28
                                  -------------

                              Ownership of Property

                                   EXHIBIT A-1
                                   -----------


                                      NOTE

                                                              New York, New York
                                                                    June 28,2001

                  For value received, CarrAmerica Realty Corporation, a Maryland corporation (the "Borrower"), promises to pay to the order of _________________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds by wire transfer in accordance with the funding instructions set forth on the signature pages of the Credit Agreement or by such other means or in accordance with other instructions hereafter given to the Borrower by The Chase Manhattan Bank.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such
                        --------
recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Note is one of the Bank Notes referred to in the Revolving Credit Agreement, dated as of June 28, 2001, among the Borrower, the Banks parties thereto, and The Chase Manhattan Bank, as Administrative Agent(as the same may be amended from time to time, the "Credit Agreement"). Terms
                                                ----------------
defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                  Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrower.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                              CARRAMERICA REALTY CORPORATION


                                              By:
                                                  --------------------------
                                              Name:
                                              Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
                                      Amount of
              Amount of   Type of     Principal   Maturity    Notation
  Date        Loan        Loan         Repaid      Date       Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT A-2
                                   -----------

                             DESIGNATED LENDER NOTE


                                                              New York, New York
                                                                          , 200
                                                              --------- --     -

                  For value received, CarrAmerica Realty Corporation, a Maryland corporation (the "Borrower") promises to pay to the order of ___________________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds by wire transfer in accordance with the funding instructions set forth on the signature pages of the Credit Agreement or by such other means or in accordance with other instructions hereafter given to the Borrower by The Chase Manhattan Bank.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such
                        --------
recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Note is one of the Designated Lender Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Revolving Credit Agreement dated as of June 28, 2001 among the Borrower, the Banks parties thereto, and The Chase Manhattan Bank, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms
                                                ----------------
defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                  Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrower.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                              CARRAMERICA REALTY CORPORATION


                                              By:
                                                 ---------------------------
                                              Name:
                                              Title:

                         LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
                                      Amount of
              Amount of   Type of     Principal   Maturity    Notation
  Date        Loan        Loan         Repaid      Date       Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                              INTENTIONALLY OMITTED

                                    EXHIBIT C
                                    ---------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of , 200 , among [ASSIGNOR] (the "Assignor"), [ASSIGNEE](the "Assignee"), CARRAMERICA REALTY CORPORATION ("Borrower"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") for certain banks (the "Banks").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the Revolving Credit Agreement, dated as of June 28, 2001 (the "Credit Agreement"), among the Borrower, the Assignor and the Administrative Agent, as agent for the Banks, and the Banks listed on the signature pages thereof;

                  WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

                  WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $____________ are outstanding at the date hereof; and

                  WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1.        Definitions.  All capitalized terms not
                                    -----------
otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  SECTION 2.        Assignment. The Assignor hereby assigns and
                                    ----------
sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without representation and warranty or recourse to the Assignor.

                  SECTION  3.       Payments. As consideration for the
                                    --------
assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.1 It is understood that Commitment Fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  SECTION 4.        Consent of the Borrower and the
                                    -------------------------------
Administrative Agent. This Agreement is conditioned upon the
--------------------
-------------------
1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

consent of the Borrower and the Administrative Agent pursuant to Section 9.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Administrative Agent is evidence of this consent. Pursuant to Section 9.6(c) of the Credit Agreement, Borrower agrees to execute and deliver a Note payable to the order of Assignee to evidence the assignment and assumption provided for herein.

                  SECTION 5.        Non-Reliance on Assignor. The Assignor makes
                                    ------------------------
no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                  SECTION 6.        Eligible Assignee. The Assignee represents
                                    -----------------
that it is an "Eligible Assignee" as such term is defined in the Credit
Agreement.

                  SECTION 7.        Governing Law.  This Agreement shall be
                                    -------------
governed by and construed in accordance with the laws of the State of New York.

                  SECTION 8.        Counterparts. This Agreement may be signed
                                    ------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                              [ASSIGNOR]


                                              By:
                                                  --------------------------
                                                  Name:
                                                  Title:


                                              [ASSIGNEE]


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                              CARRAMERICA REALTY CORPORATION


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                              THE CHASE MANHATTAN BANK,
                                              as Administrative Agent


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT D

                       Form of Money Market Quote Request
                       ----------------------------------


                                                                          [Date]

To:               The Chase Manhattan Bank (the "Administrative Agent")

From:             CarrAmerica Realty Corporation

Re: Credit Agreement (the "Credit Agreement") dated as of June 28, 2001 among CarrAmerica Realty Corporation, as Borrower, The Chase Manhattan Bank, as Bank and Administrative Agent for the Banks and the Banks parties thereto

                  We hereby give notice pursuant to Section 2.3 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                  ---------------------

Principal Amount/2/                 Interest Period/3/
----------------                    ---------------
$

                  Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

                  The funding of Money Market Loans made in connection with this Money Market Quote Request [may/may not] be made by Designated Lenders.

                  Terms used herein have the meanings assigned to them in the Credit Agreement.

                                              [Borrower]

-------------------
/2/      Amount must be $10,000,000 or a larger multiple of $500,000.

/3/ Not less than one month, subject to the provisions of the definition of Interest Period.

                                              By
                                                 ---------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT E

                   Form of Invitation for Money Market Quotes
                   ------------------------------------------


To:      [Name of Bank]

Re: Invitation for Money Market Quotes to CarrAmerica Realty Corporation (the "Borrower")

                  Pursuant to Section 2.3 of the Credit Agreement dated as of June 28, 2001 among CarrAmerica Realty Corporation, as borrower, The Chase Manhattan Bank, as Bank and Administrative Agent for the Banks, and the Banks parties thereto, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:
                  -----------------

Principal Amount                    Interest Period
----------------                    ---------------
$

                  Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

                  Please respond to this invitation by no later than 10:00 A.M. (New York City time) on [date].


                                              THE CHASE MANHATTAN BANK,
                                              as Administrative Agent


                                              By
                                                 ---------------------------
                                              Authorized Officer

                                                                       EXHIBIT F


                           Form of Money Market Quote
                           --------------------------


To:      The Chase Manhattan Bank, as Administrative Agent

Re:      Money Market Quote to CarrAmerica Realty Corporation (the "Borrower")

                  In response to your invitation on behalf of the Borrower dated _____________, 200__, we hereby make the following Money Market Quote on the following terms:

1.       Quoting Bank:  ________________________________
2.       Person to contact at Quoting Bank:
         ____________________________________
3.       Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal         Interest         Money Market
Amount**          Period***        [Margin****]     [Absolute Rate*****]
--------          ---------        ------------     --------------------

$

$

         [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed the lesser of (i) an amount equal to forty-five percent (45%) of the aggregate Commitments, and (ii) the aggregate Commitments, less all Loans then outstanding (excluding any Loans or any portion thereof to be repaid from the proceeds of such Money Market Loans).]**

                           We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of June 28, 2001 among CarrAmerica Realty

         Corporation, as borrower, The Chase Manhattan Bank, as administrative agent and Bank, and the Banks parties thereto, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                              Very truly yours,

                                              [NAME OF BANK]


Dated:                                        By:
      --------------                             ---------------------------
                                                 Authorized Officer

                                                                       EXHIBIT G

                          FORM OF DESIGNATION AGREEMENT
                          -----------------------------


                           Dated          , 199
                                ---------      -

         Reference is made to that certain Revolving Credit Agreement dated as of June 28, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among CARRAMERICA REALTY CORPORATION, as borrower,
           ----------------
the Banks parties thereto, and The Chase Manhattan Bank (the "Administrative
                                                              --------------
Agent"), as Administrative Agent. Terms defined in the Credit Agreement are used
-----
herein with the same meaning.

         [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the
                                  --------
"Designee"), the Administrative Agent and Borrower agree as follows:
 --------

         1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 2.3 of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Money Market Loan pursuant to such Article III shall be effective at the time of the funding of such Money Market Loan and not before such time.

         2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

         3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Lender; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees to be bound by each and every provision of each Loan Document and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank, subject to
Section 9.6(d) of the Credit Agreement.

         4. The Designee hereby appoints Designor as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents, subject to Section 9.5 of the Credit Agreement. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

         5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of receipt hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

         6. The Administrative Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

         7. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee (except as set forth in Section 8 below), in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

         8. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right (subject to the provisions of Section 2.3(b)) to make Money Market Loans as a Bank pursuant to Section 2.3 of the Credit Agreement and the rights and obligations of a Bank related thereto; provided, however, that
                                                      -----------------
the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of such Designee which is not otherwise required to repay obligations of such Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designor, as administrative agent for the Designee, shall be and remain obligated to the Borrower, the Agents and the Banks for each and every of the obligations of the Designee and its Designor with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.6 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

         9. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

         IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date:
                               , 199
                ---------------     -

                                              [NAME OF DESIGNOR], as Designor

                                              By:
                                                 ---------------------------
                                              Title:
                                                    ------------------------

                                              [NAME OF DESIGNEE] as Designee

                                              By:
                                                 ---------------------------
                                              Title:
                                                    ------------------------

                                              Applicable Lending Office
                                              (and address for notices):

                                                      [ADDRESS]


Accepted this       day
              -----
of         , 200
   --------     ---

The Chase Manhattan Bank,
as Administrative Agent

By:
    --------------------------------
Title:
        ----------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

Section 1.1      Definitions...................................................1
-----------      -----------
Section 1.2      Accounting Terms and Determinations..........................30
-----------      -----------------------------------
Section 1.3      Types of Borrowings..........................................30
-----------      -------------------

                                   ARTICLE II
                                   ----------

                                   THE CREDITS
                                   -----------

Section 2.1      Commitments to Lend..........................................31
-----------      -------------------
Section 2.2      Notice of Committed Borrowing................................32
-----------      -----------------------------
Section 2.3      Money Market Borrowings......................................33
-----------      -----------------------
Section 2.4      Notice to Banks; Funding of Loans............................39
-----------      ---------------------------------
Section 2.5      Notes........................................................41
-----------      -----
Section 2.6      Maturity of Loans............................................42
-----------      -----------------
Section 2.7      Interest Rates...............................................42
-----------      ---------------
Section 2.8      Fees.........................................................44
-----------      ----
Section 2.9      Maturity Date; Extension.....................................45
-----------      ------------------------
Section 2.10     Mandatory Prepayment.........................................46
------------     --------------------
Section 2.11     Optional Prepayments.........................................47
------------     --------------------
Section 2.12     General Provisions as to Payments............................49
------------     ---------------------------------
Section 2.13     Funding Losses...............................................51
------------     --------------
Section 2.14     Computation of Interest and Fees.............................51
------------     --------------------------------
Section 2.15     Method of Electing Interest Rates............................51
------------     ----------------------------------
Section 2.16     Letters of Credit............................................53
------------     -----------------
Section 2.17     Letter of Credit Usage Absolute..............................56
------------     -------------------------------
Section 2.18     Letters of Credit under Existing Credit Agreement............58
                 -------------------------------------------------

                                   ARTICLE III
                                   -----------

                                   CONDITIONS
                                   ----------

Section 3.1      Closing......................................................59
-----------      -------
Section 3.2      Borrowings...................................................61
-----------      ----------
Section 3.3      New Acquisitions and Additional Real Property Assets.........63
                 ----------------------------------------------------

                                   ARTICLE IV
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

Section 4.1      Existence and Power of Borrower..............................63
-----------      -------------------------------
Section 4.2      Existence and Power of Guarantor.............................63
-----------      --------------------------------
Section 4.3      Power and Authority of Borrower..............................63
-----------      -------------------------------
Section 4.4      Power and Authority of Guarantor.............................64
-----------      --------------------------------
Section 4.5      No Violation.................................................64
-----------      ------------
Section 4.6      Financial Information........................................65
-----------      ---------------------
Section 4.7      Litigation...................................................65
-----------      ----------
Section 4.8      Compliance with ERISA........................................65
-----------      ---------------------
Section 4.9      Environmental Matters........................................66
-----------      ---------------------
Section 4.10     Taxes........................................................67
------------     -----
Section 4.11     Full Disclosure..............................................67
------------     ---------------
Section 4.12     Solvency.....................................................67
------------     --------
Section 4.13     Use of Proceeds; Margin Regulations..........................67
------------     -----------------------------------
Section 4.14     Governmental Approvals.......................................68
------------     ----------------------
Section 4.15     Investment Company Act;
------------     -----------------------
                 Public Utility Holding Company Act...........................68
                 ----------------------------------
Section 4.16     Closing Date Transactions....................................68
------------     -------------------------
Section 4.17     Representations and Warranties in Loan Documents.............68
------------     ------------------------------------------------
Section 4.18     Patents, Trademarks, etc.....................................69
------------     -------------------------
Section 4.19     No Default...................................................69
------------     ----------
Section 4.20     Licenses, etc................................................69
------------     --------------
Section 4.21     Compliance With Law..........................................69
------------     -------------------
Section 4.22     No Burdensome Restrictions...................................70
------------     --------------------------
Section 4.23     Brokers' Fees................................................70
------------     -------------
Section 4.24     Labor Matters................................................70
------------     -------------
Section 4.25     Organizational Documents.....................................70
------------     ------------------------
Section 4.26     Principal Offices............................................70
------------     -----------------
Section 4.27     REIT Status..................................................71
------------     -----------
Section 4.28     Ownership of Property........................................71
------------     ---------------------
Section 4.29     Insurance....................................................71
------------     ---------

                                   ARTICLE V
                                   ---------

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

Section 5.1      Information..................................................71
-----------      -----------
Section 5.2      Payment of Obligations.......................................76
-----------      ----------------------
Section 5.3      Maintenance of Property; Insurance...........................76
-----------      ----------------------------------
Section 5.4      Conduct of Business..........................................76
-----------      -------------------
Section 5.5      Compliance with Laws.........................................76
-----------      --------------------
Section 5.6      Inspection of Property, Books and Records....................77
-----------      -----------------------------------------
Section 5.7      Existence....................................................77
-----------      ----------
Section 5.8      Financial Covenants..........................................77
-----------      --------------------
Section 5.9      Restriction on Fundamental Changes; Operation and Control....77
-----------      ---------------------------------------------------------
Section 5.10     Changes in Business..........................................79
------------     -------------------
Section 5.11     Fiscal Year; Fiscal Quarter..................................80
------------     ---------------------------
Section 5.12     Margin Stock.................................................80
------------     ------------
Section 5.13     Sale of Unencumbered Asset Pool Properties...................80
------------     ------------------------------------------
Section 5.14     Liens; Release of Liens......................................80
------------     -----------------------
Section 5.15     Use of Proceeds..............................................81
------------     ---------------
Section 5.16     Development Activities.......................................81
------------     ----------------------
Section 5.17     Restriction on Recourse Debt.................................81
------------     ----------------------------
Section 5.18     Borrower's Status............................................81
------------     -----------------
Section 5.19     Certain Requirements for
------------     ------------------------
                 the Unencumbered Asset Pool Properties.......................82
                 --------------------------------------
Section 5.20     Hedging Requirements.........................................82
------------     --------------------
Section 5.21     CarrAmerica Realty GP Holdings, Inc..........................83
------------     ------------------------------------

                                   ARTICLE VI
                                   ----------

                                    DEFAULTS
                                    --------

Section 6.1      Events of Default............................................83
-----------      -----------------
Section 6.2      Rights and Remedies..........................................86
-----------      -------------------
Section 6.3      Notice of Default............................................88
-----------      -----------------
Section 6.4      Actions in Respect of Letters of Credit......................88
-----------      ---------------------------------------

                                  ARTICLE VII
                                  -----------

                            THE ADMINISTRATIVE AGENT
                            ------------------------

Section 7.1      Appointment and Authorization................................91
-----------      -----------------------------
Section 7.2      Administrative Agent and Affiliates..........................91
-----------      -----------------------------------
Section 7.3      Action by Administrative Agent...............................91
-----------      ------------------------------
Section 7.4      Consultation with Experts....................................91
-----------      -------------------------
Section 7.5      Liability of Administrative Agent............................91
-----------      ---------------------------------
Section 7.6      Indemnification..............................................92
-----------      ---------------
Section 7.7      Credit Decision..............................................92
-----------      ---------------
Section 7.8      Successor Administrative Agent...............................92
-----------      ------------------------------
Section 7.9      Administrative Agent's Fee...................................93
-----------      --------------------------
Section 7.10     Copies of Notices............................................93
------------     -----------------
Section 7.11     Removal of Administrative Agent..............................93
------------     -------------------------------

                                 ARTICLE VIII
                                 ------------

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

Section 8.1      Basis for Determining Interest Rate Inadequate or Unfair.....94
-----------      --------------------------------------------------------
Section 8.2      Illegality...................................................94
-----------      ----------
Section 8.3      Increased Cost and Reduced Return............................95
-----------      ---------------------------------
Section 8.4      Taxes........................................................97
-----------      -----
Section 8.5      Alternate Base Rate Loans Substituted
-----------      -------------------------------------
                 for Affected Euro-Dollar Loans..............................100
                 ------------------------------

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

Section 9.1      Notices.....................................................101
-----------      -------
Section 9.2      No Waivers..................................................101
-----------      ----------
Section 9.3      Expenses; Indemnification...................................102
-----------      -------------------------
Section 9.4      Sharing of Set-Offs.........................................103
-----------      -------------------
Section 9.5      Amendments and Waivers......................................104
-----------      ----------------------
Section 9.6      Successors and Assigns......................................106
-----------      ----------------------
Section 9.7      Governing Law; Submission to Jurisdiction...................109
-----------      -----------------------------------------
Section 9.8      Marshalling; Recapture......................................110
-----------      ----------------------
Section 9.9      Counterparts; Integration; Effectiveness....................110
-----------      ----------------------------------------
Section 9.10     WAIVER OF JURY TRIAL........................................111
------------     --------------------

Section 9.11     Survival....................................................111
------------     --------
Section 9.12     Domicile of Loans...........................................111
------------     -----------------
Section 9.13     Limitation of Liability.....................................111
------------     -----------------------
Section 9.14     Confidentiality.............................................112
------------     ---------------
Section 9.15     Intentionally Omitted.......................................112
------------     ---------------------
Section 9.16     No Bankruptcy Proceedings...................................112
------------     -------------------------

Schedule 2.18 - Existing Letters of Credit
Schedule 4.28 - Ownership of Property
Exhibit A-1     Form of Bank Note
Exhibit A-2     Form of Designated Lender Note
Exhibit B       Intentionally Omitted
Exhibit C       Assignment and Assumption Agreement
Exhibit D       Money Market Quote Request
Exhibit E       Invitation for Money Market Quotes
Exhibit F       Money Market Quote Request
Exhibit G       Designation Agreement